Exhibit 10.105

BLUE CROSS SENIOR SECURE

MEDICARE+CHOICE
MEDICAL SERVICES AGREEMENT

Professional Care IPA Medical Group, Inc.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

BLUE CROSS SENIOR SECURE
MEDICAL SERVICES AGREEMENT

TABLE OF CONTENTS

I.	RECITALS
II.	DEFINITIONS
III.	RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP
IV.	PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES
V.	BLUE CROSS SERVICES AND RESPONSIBILITIES
VI.	ELIGIBILITY LISTINGS
VII.	COMPENSATION TO PARTICIPATING MEDICAL GROUP
VIII.	ENROLLMENT PROTECTION
IX.	NON-CAPITATED SERVICES
X.	BILLING FOR MEDICARE BLUE USA AWAY FROM HOME CARE SERVICES
XI.	TERM OF AGREEMENT, TERMINATION
XII.	MUTUAL AGREEMENT - AMENDMENT PROCEDURES
XIII.	ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP
XIV.	MEMBER RECONSIDERATION AND GRIEVANCE PROCESS
XV.	MISCELLANEOUS PROVISIONS

EXHIBITS

BLUE CROSS SENIOR SECURE

MEDICARE+CHOICE
MEDICAL SERVICES AGREEMENT

This AGREEMENT is effective on November 1, 1999, between BLUE CROSS OF CALIFORNIA and Affiliates (jointly and severally “BLUE CROSS”) and Professional Care IPA Medical Group, Inc.  (“PARTICIPATING MEDICAL GROUP”).

I.              RECITALS

1.01    BLUE CROSS OF CALIFORNIA is a California corporation licensed by the California Commissioner of Corporations to operate a health care service plan pursuant to the Knox-Keene Health Care Service Plan Act of 1975 and the Rules of the California Commissioner of Corporations promulgated thereunder (California Health & Safety Code, Sections 1340 to 1399.64 and California Code of Regulations, Sections 1300.43 to 1300.99, collectively, the “Knox-Keene Act”), including without limitation to issue Benefit Agreements covering the provision of health care services and to enter into agreements with PARTICIPATING MEDICAL GROUP.

1.02    PARTICIPATING MEDICAL GROUP is a corporation, a legal entity organized under the laws of the State of California and comprised of physicians who desire to provide and arrange for health services to persons who are enrolled in BLUE CROSS’ BLUE CROSS SENIOR SECURE program.

1.03    BLUE CROSS has a contract with the Health Care Financing Administration (“HCFA”) of the United States Government to provide Medicare benefits to eligible persons through its BLUE CROSS SENIOR SECURE program.

1.04    PARTICIPATING MEDICAL GROUP and its PARTICIPATING MEDICAL GROUP Physicians desire to participate in BLUE CROSS SENIOR SECURE by arranging for or providing Covered Medical Services in coordination with BLUE CROSS, its Members and participating BLUE CROSS SENIOR SECURE Hospitals on a prepaid basis.

II.            DEFINITIONS

2.01    “Adjusted Percent Non-Capitated Expense” means PARTICIPATING MEDICAL GROUP’s Percent Non-Capitated Expense after adjustments in accordance with PARTICIPATING MEDICAL GROUP’s Plan Factor and Region Factor, as mutually agreed upon by PARTICIPATING MEDICAL GROUP and BLUE CROSS, for use in identifying the PARTICIPATING MEDICAL GROUP’s Non-Capitated Performance Settlement.

2.02    “Affiliate” means a corporation or other organization owned or controlled, either directly or through parent or subsidiary corporations, by BLUE CROSS, or under common control with BLUE CROSS.

2.03    “Alternative Birthing Center Services” means services rendered by an alternative birthing center.  Alternative Birthing Center Services include related services such as equipment, surgical and anesthetic supplies, oxygen and drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

2.04    “Ambulance Services” means transportation services provided by a licensed ambulance company.

2.05    “Away from Home Care” means Urgent Blue Care, Follow-Up Care, and Guest Program services as defined in the MEDICARE BLUE USA member’s plan certificate or benefit agreement.

2.06    “Base Plan” means the benefits that are covered under the Benefit Agreements approved by HCFA for BLUE CROSS SENIOR SECURE.

2.07    “Benefit Agreement(s)” means the written agreement(s) entered into between BLUE CROSS and groups or individuals under which BLUE CROSS provides, indemnifies, or administers health benefits to persons enrolled in the BLUE CROSS SENIOR SECURE program.  “Benefit Agreement(s)” also mean arrangements established by BLUE CROSS and/or one or more of its Affiliates, or by persons or entities utilizing the Managed Care Network pursuant to a contract with BLUE CROSS and/or one or more of its Affiliates.  Subject to the terms hereof, BLUE CROSS and/or one or more of its Affiliates may contract, on PARTICIPATING MEDICAL GROUP’s behalf, with Other Payors wishing to utilize the services of the Managed Care Network, incorporating the terms and conditions of this Agreement.

2.08    “BLUE CROSS SENIOR SECURE” means the health services plan offered by BLUE CROSS as described in the BLUE CROSS SENIOR SECURE Benefit Agreement.

2.09    “BLUE CROSS SENIOR SECURE Case Manager” means a BLUE CROSS employee charged with assisting PARTICIPATING MEDICAL GROUPs in case management.

2.10    “BLUE CROSS SENIOR SECURE Coordinator” means an employee of PARTICIPATING MEDICAL GROUP as set forth in Section 4.08(B).

2.11    “BLUE CROSS SENIOR SECURE Hospital” means a hospital which has entered into an agreement with BLUE CROSS to provide Hospital Services to Members.

2.12    “BLUE CROSS SENIOR SECURE Quality Management Representative” means an employee of BLUE CROSS responsible for the BLUE CROSS SENIOR SECURE Quality Management Program.

2.13    “Capitation” means a uniform prepayment fee per Member per month for Capitation Services, based on a percent of the Monthly HCFA Payment for each Member, or a percent of the sum of the monthly Member Part A Premium plus the Monthly HCFA Payment applicable to Medicare Part B only Members, and the applicable Benefit Agreement.

2.14    “Capitation Services” means all BLUE CROSS SENIOR SECURE Covered Medical Services which are not otherwise defined in this Agreement or in the Division of Financial Responsibilities (Exhibit A(1) hereto) as Non-Capitated Services, or MEDICARE BLUE USA Away From Home Care Services.

2.15    “Case Management Program” means a program that assesses the Member’s medical needs and includes working with PARTICIPATING MEDICAL GROUP and other participating providers to explore and coordinate treatment alternatives that may (1) be more cost effective; (2) result in better medical outcomes; (3) achieve benefit savings; and (4) increase Member satisfaction.

2.16    “Case Management Stop-Loss Threshold” means the level at which stop-loss under Section 9.03 herein shall apply to PARTICIPATING MEDICAL GROUP’s Non-Capitated Performance Settlement.

2.17    “Covered Medical Services” means the services and benefits covered under the Benefit Agreements.  A list of those services and benefits is set forth in Exhibit A.

2.18    “Covered Persons” means Members who are covered by an Affiliate’s Benefit Agreement or by an Other Payor.

2.19    “Customary and Reasonable Charges” (C&R) means:

A.  “Customary” means the fee that falls within the range of prevailing fees charged by physicians and surgeons or other licensed providers of the same service within the same area for the performance of a specific service or procedure, and

B.   “Reasonable” means the fee that meets the requirements of Customary and is justified, considering complications or special circumstances with respect to the performed services or procedure.

C&R charges are determined by BLUE CROSS

2.20    “Emergency” means a sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, sudden and unexpected severe pain) such that the patient may reasonably believe that the absence of immediate medical attention could reasonably result in any of the following:

A.  Placing the patient’s health in serious jeopardy,

B.   Serious impairment to bodily functions,

C.   Other serious medical consequences, or

D.  Serious and/or permanent dysfunction of any bodily organ or part.

2.21    “Enrollment Protection” is a program to limit PARTICIPATING MEDICAL GROUP’s risk with respect to any individual Member who requires Capitation Services in excess of the limit of liability per individual Member per calendar year, as set forth in Article VIII, ENROLLMENT PROTECTION, below.

2.22    “HCFA” means the Health Care Financing Administration, an administrative agency of the United States Government.

2.23    “Health Professional” means any of the following: A doctor of medicine or osteopathy, licensed to practice medicine or osteopathy where the care is received, or a dentist, an optometrist, a podiatrist or chiropodist, a clinical psychologist, a chiropractor, an acupuncturist, a clinical social worker, a marriage family and child counselor, a physical therapist, a speech pathologist, an audiologist, an occupational therapist, a physician assistant, a registered nurse, a nurse practitioner and/or nurse midwife providing services within the scope of practice as defined by the appropriate clinical license and/or regulatory board.

2.24    “Hemodialysis Services” means services rendered by a Medicare certified hemodialysis provider.  Hemodialysis Services include facility charges, use of facility equipment and supplies, laboratory tests and drugs administered in conjunction with on-site treatment.

2.25    “Home HMO” means the Participating Plan in which a MEDICARE BLUE USA Participating Plan member is enrolled.

2.26    “Hospice Services” means hospice-related services rendered to terminally ill patients by a Medicare certified hospice provider that are (a) covered by a Benefit Agreement and (b) ordered or authorized by PARTICIPATING MEDICAL GROUP.

2.27    “Hospital Services” means Medically Necessary acute care inpatient and hospital outpatient services and supplies which are both (a) covered by a Benefit Agreement, and (b) ordered or authorized by a PARTICIPATING MEDICAL GROUP Physician.  Hospital Services do not include long-term non-acute care.

2.28    “Host HMO” means any Participating Plan in whose Service Area a MEDICARE BLUE USA Participating Plan member temporarily stays, excluding the member’s Home HMO.

2.29    “Independent Practice Association” (IPA) means an incorporated association of independent physicians which has entered into an agreement with BLUE CROSS to provide and arrange for health services to persons who are enrolled in BLUE CROSS SENIOR SECURE.

2.30    “Inpatient Hospital Services” means services which include inpatient hospital days for semi-private accommodations, or special treatment units, or private room accommodations if specifically authorized as Medically Necessary by a PARTICIPATING MEDICAL GROUP Physician.

2.31    “Managed Care Network” means the network of health care providers that have entered into contracts with BLUE CROSS and/or one or more of its Affiliates pursuant to which those providers have agreed to participate in BLUE CROSS SENIOR SECURE and other programs that are to be conducted pursuant to Benefit Agreements.

2.32    “Medically Necessary” means procedures, supplies, equipment or services that BLUE CROSS determines to be:

A.  Appropriate for the symptoms, diagnosis or treatment of the medical condition, and

B.   Provided for the diagnosis or direct care and treatment of the medical condition, and

C.   Within standards of good medical practice within the organized medical community, and

D.  Not primarily for the convenience of the Member’s physician, or another provider, and

E.   The most appropriate procedures, supplies, equipment or service which can safely be provided.  The most appropriate procedures, supplies, equipment or service must satisfy the following criteria: (i) there must be valid scientific evidence demonstrating that the expected health benefits from the procedure, supplies equipment or service are clinically significant and produce a greater likelihood of benefit, without a disproportionately greater risk of harm or complications, for the Member with the particular medical condition being treated than other alternatives; and (ii) generally accepted forms of treatment that are less invasive have been tried and found to be ineffective or are otherwise unsuitable; and (iii) for hospital stays, acute care as an inpatient is necessary due to the kind of services the Member is receiving or the severity of the medical condition, and safe and adequate care cannot be received as an outpatient or in a less intensified medical setting.

2.33    “Medicare Allowed Amount” is a charge limit determined by HCFA and administered in accordance with the Medicare Guidelines.

2.34    “MEDICARE BLUE USA Away From Home Care” means a nationwide network of Blue Cross and Blue Shield Plan HMOs (Participating Plans) sponsored by the Blue Cross and Blue Shield Association (BCBSA).  BCBSA Participating Plan HMOs have entered into agreements to provide each other’s members with Urgent Blue Care.  Follow-Up Care, and Guest Program services as preapproved and authorized by the Home BLUE USA Plan when the member is traveling away from his or her Home MEDICARE BLUE USA Participating Plan.

2.35    “Member” means a Subscriber who is a Medicare beneficiary covered by a BLUE CROSS SENIOR SECURE Benefit Agreement and assigned to PARTICIPATING MEDICAL GROUP.

2.36    “Member Months” means a count that records one Member month for each month the Member is enrolled on the BLUE CROSS SENIOR SEC JRE program.

2.37    “Member Part A Premium” means monthly payment required by BLUE CROSS of those Members who have Part B of Medicare only and purchase Part A from BLUE CROSS.

2.38    “Monthly HCFA Payment” means the revenue received by BLUE CROSS each month from HCFA for each Member as determined by HCFA.  The Monthly HCFA Payment is comprised, in whole or in part, from Federal Funds.

2.39    “Non-Capitated Expenses” means the actual expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as ordered, authorized and referred by PARTICIPATING MEDICAL GROUP Physicians.

2.40    “Non-Capitated Performance Settlement” means the amount due to or from PARTICIPATING MEDICAL GROUP for managing Non-Capitated Services.

2.41    “Non-Capitated Performance Settlement Schedule” means a schedule of Non-Capitated Performance Settlement amounts associated with varying Non-Capitated Expenses expressed as a percentage of Monthly HCFA Payment.  Exhibit F sets forth the Non-Capitated Performance Schedule.

2.42    “Non-Capitated Services” means the designated services set forth in Article IX and Exhibit A(1).

2.43    “Operations Manual” means the BLUE CROSS SENIOR SECURE PARTICIPATING MEDICAL GROUP Operations Manual, which is hereby incorporated by reference herein.

2.44    “Other Payor” means persons or entities utilizing the Managed Care Network pursuant to a contract with BLUE CROSS, including without limitation, other Blue Cross and/or Blue Shield Plans, self-administered or self-insured programs providing health care benefits, or employers or insurers.

2.45    “Out-of-Area Services” means Emergency and Urgently Needed Services which are rendered to a Member at a distance of more than thirty (30) miles from the medical offices of PARTICIPATING MEDICAL GROUP or the Satellite Facility to which the Member is assigned.  When PARTICIPATING MEDICAL GROUP is organized as an Independent Practice Association, Out-of-Area Services are those Emergency and Urgently Needed Services which are rendered to a Member at a distance of more than thirty (30) miles from a hospital designated in Exhibit C as a Service Area hospital.

2.46    ‘‘Outpatient Hospital Services” means services which include the facility component of outpatient surgery, pre-admission testing, laboratory and radiology services.

2.47    “Outpatient Prescription Drug Expenses” means benefit amount paid by BLUE CROSS to pharmacies or pharmacists for a Member’s covered outpatient prescription drug expenses.

2.48    “PARTICIPATING MEDICAL GROUP Physician” means a duly licensed physician who is a shareholder, partner, associate, contractor or employee of PARTICIPATING MEDICAL GROUP.

2.49    “PARTICIPATING MEDICAL GROUP Provider” means any of the following who have entered into an agreement with PARTICIPATING MEDICAL GROUP to provide health care services: A doctor of medicine or osteopathy, licensed to practice medicine or osteopathy where the care is received, or a dentist, an optometrist, a podiatrist or chiropodist, a clinical psychologist, a chiropractor, an acupuncturist, a clinical social worker, a marriage family and child counselor, a physical therapist, a speech pathologist, an audiologist, an occupational therapist, a physician assistant, a registered nurse, a nurse practitioner and/or nurse midwife providing services within the scope of practice as defined by the appropriate clinical license and/or regulatory board.

2.50    “Percent Non-Capitated Expense” means the sum of the medical portion of Non-Capitated Expense and the Outpatient Prescription Drug Expense, expressed as a percentage of the Monthly HCFA Payment, adjusted for cost variations across counties.

2.51    “Plan Factors” means factors used to adjust the PARTICIPATING MEDICAL GROUP’s Capitation to account for cost variations attributable to the mix of Member Benefit Agreements.

2.52    “Primary Care Physician” means the physician responsible for coordinating and controlling the delivery of Covered Medical Services to the Member.  Primary Care Physicians include general and family practitioners, internists, obstetricians/gynecologists, and pediatricians, and such other specialists as BLUE CROSS may approve in writing to be designated Primary Care Physicians.

2.53    “PRO Program” or Peer Review Organization means the provider utilization review program developed by HCFA for providers of Covered Medical Services.

2.54    “Quality Management Committee” means a committee of physicians and other licensed health care providers, at least 50% of whom participate in BLUE CROSS SENIOR SECURE, which meets regularly to review the Quality Management Program.

2.55    “Quality Management Program” means a program which provides review by physicians and other Health Professionals of the appropriateness and adequacy of the delivery of health services.

2.56    “Referral Services” means Capitation Services which are rendered to Members through referral as authorized by PARTICIPATING MEDICAL GROUP Physicians.

2.57    “Region Factor” means a factor which adjusts the medical portion of Non-Capitated Expenses to account for cost variations across counties, as mutually agreed upon by PARTICIPATING MEDICAL GROUP and BLUE CROSS.

2.58    “Related Hospital Services” means services rendered to Members as part of, and concurrent with Inpatient Hospital Services, Outpatient Hospital Services, Hemodialysis Services, Skilled Nursing Facility Services & Alternative Birthing Center Services, including the use of facility equipment, surgical and anesthetic supplies, oxygen and drugs except for take-home drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

2.59    “Satellite Facility” means a medical facility separate from PARTICIPATING MEDICAL GROUP’s principal place of business, which is dependent upon, and responsible to, PARTICIPATING MEDICAL GROUP.  It is a facility that meets the BLUE CROSS SENIOR SECURE Satellite Criteria set forth in the Operations Manual and is approved by BLUE CROSS prior to being designated a BLUE CROSS SENIOR SECURE Satellite Facility.

2.60    “Service Area” means the geographical area within a thirty (30) mile radius of the medical offices of PARTICIPATING MEDICAL GROUP or any Satellite Facility to which the Member is assigned, or, in the case of an Independent Practice Association, the medical office of the PARTICIPATING MEDICAL GROUP Physician.  The designation of a particular geographical area shall not be construed as giving PARTICIPATING MEDICAL GROUP an exclusive right to that Service Area.

2.61    “Skilled Nursing Facility Services” means inpatient and related services provided by a licensed Skilled Nursing Facility.  Skilled Nursing Facility Services exclude custodial care services.

2.62    “Subscriber” means an individual who has qualified for and is covered under a BLUE CROSS SENIOR SECURE Benefit Agreement.

2.63    “Urgent Care” means services to prevent serious deterioration of an enrollee’s health resulting from unforeseen illness or injury for which treatment cannot be delayed.  For purposes of this Agreement, “Immediate Care” shall have the same meaning as Urgent Care.

2.64    “Urgent Care Center” is a facility that meets BLUE CROSS’ Urgent Care Center criteria as set forth in the Operations Manual and is approved by BLUE CROSS prior to being designated as a BLUE CROSS SENIOR SECURE Urgent Care Center.

2.65    “Urgently Needed Services” means Covered Medical Services which are required without delay, in order to prevent serious deterioration of Member’s health as the result of an unforeseen illness or injury while the Member is temporarily absent from the PARTICIPATING MEDICAL GROUP Service Area and receipt of such Covered Medical Services cannot be delayed until Member returns to PARTICIPATING MEDICAL GROUP’s Service Area.

2.66    “Utilization Management Program” means a program approved by BLUE CROSS and designed to review and manage the utilization of Covered Medical Services.

III.           RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

3.01    BLUE CROSS and PARTICIPATING MEDICAL GROUP are independent entities.  Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer and employee or principal and agent, or any relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement.

3.02    BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP Physicians shall maintain a physician-patient relationship with each Member assigned to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall be solely responsible to the Member for treatment and medical care with respect to the provision of Capitation Services and arrangements for Non-Capitated Services.

3.03    Nothing in this Agreement is intended to be construed, or be deemed to create, any rights or remedies in any third party, including, but not limited to, a Member or a provider of services, other than PARTICIPATING MEDICAL GROUP.

3.04    Nothing contained in this Article shall limit the right of BLUE CROSS to perform monitoring functions as required by applicable state and federal law, as amended.

3.05    PARTICIPATING MEDICAL GROUP consents to the memorializing of its legal obligations with BLUE CROSS and each particular Affiliate or Other Payor in one or more separate written agreements that shall not alter the substance of those obligations.

3.06    PARTICIPATING MEDICAL GROUP agrees that each arrangement by which PARTICIPATING MEDICAL GROUP performs services for Covered Persons that utilize the Managed Care Network shall constitute an independent legal relationship between PARTICIPATING MEDICAL GROUP and that Affiliate or Other Payor.

3.07    PARTICIPATING MEDICAL GROUP hereby expressly acknowledges its understanding that this Agreement constitutes a contract between PARTICIPATING MEDICAL GROUP and BLUE CROSS as an independent corporation, operating under a license with the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield plans (the “Association”), permitting BLUE CROSS to use the Blue Cross service mark in the State of California and that BLUE CROSS is not contracting as the agent of the Association.  PARTICIPATING MEDICAL GROUP further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than BLUE CROSS and that no person, entity, or organization other than BLUE CROSS, or the applicable Affiliate, shall be held accountable or liable to PARTICIPATING MEDICAL GROUP for any of BLUE CROSS’, or the applicable Affiliate’s, obligations to PARTICIPATING MEDICAL GROUP created under this Agreement.  This section shall not create any additional obligations whatsoever on the part of BLUE CROSS, other than those obligations created under other provisions of this Agreement.

3.08    Nothing contained in this Article shall limit the right of BLUE CROSS to perform monitoring functions as required by BLUE CROSS’ contract with HCFA and applicable state and Federal law.

IV.           PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians agree as follows:

4.01    Provision of Services.

A.  To promptly provide, arrange through referral, or authorize all Capitation Services; to authorize or arrange all Non-Capitated Services, and further, to accept full financial responsibility for all Capitation Services provided, authorized or arranged through referral by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall assure that all Health Professionals contracted with PARTICIPATING MEDICAL GROUP to provide Referral Services follow appropriate billing procedures.

B.   To provide a Primary Care Physician, selected by the Member, to oversee the continuity of care for each Member who appears on PARTICIPATING MEDICAL GROUP’s Eligibility Report.

C.   To maintain a sufficient number of Primary Care Physicians to guarantee that there is the equivalent of at least one full-time Primary Care Physician to each two thousand (2,000) Members served by PARTICIPATING MEDICAL GROUP.  All Primary Care Physicians shall be PARTICIPATING MEDICAL GROUP Physicians.

D.  To assure that privileges of PARTICIPATING MEDICAL GROUP Physicians at BLUE CROSS SENIOR SECURE Hospitals shall be adequate to meet the requirements for the BLUE CROSS SENIOR SECURE Hospital Services to which Members are entitled under the terms of the Benefit Agreement(s).

E.   To engage the Referral Services of Medicare qualified and duly licensed board certified consultants, specialists and duly certified allied Health Professionals responsible for delivering BLUE CROSS SENIOR SECURE Covered Medical Services to Members.  A list of all referral physicians and other providers to whom PARTICIPATING MEDICAL GROUP refers Members for Referral Services shall be provided to BLUE CROSS upon request.  PARTICIPATING MEDICAL GROUP shall provide BLUE CROSS with revised copies of its forms of agreements between PARTICIPATING MEDICAL GROUP and its contracted Referral Service providers and PARTICIPATING MEDICAL GROUP Physicians, as such are updated.

F.   To ensure that all PARTICIPATING MEDICAL GROUP Physicians and all PARTICIPATING MEDICAL GROUP employees responsible for delivering Covered Medical Services to Members, continually meet all applicable Federal and state laws and regulations and all legal standards of care.

G.   That, if BLUE CROSS determines in good faith that any PARTICIPATING MEDICAL GROUP Physician(s):

(1)  does not meet the requirements specified herein; or

(2)  that the health, safety or welfare of Members is jeopardized by continuation of any PARTICIPATING MEDICAL GROUP Physician to provide services to Members; or

(3)  if PARTICIPATING MEDICAL GROUP Physician(s) furnishes false, incomplete, or inaccurate information to BLUE CROSS in the application to participate; or

(4)  at any time during the term of this Agreement, a PARTICIPATING MEDICAL GROUP Physician(s) suffers revocation, termination or suspension of Physician’s medical license or medical staff privileges; or

(5)  the ability of the PARTICIPATING MEDICAL GROUP Physician(s) to perform the services covered by this Agreement is otherwise impaired; then

PARTICIPATING MEDICAL GROUP warrants that, upon written request of BLUE CROSS, said PARTICIPATING MEDICAL GROUP Physician(s) shall be excluded from providing services to Members under this Agreement.  PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physician(s) may present to BLUE CROSS for further consideration any additional information or explanation regarding PARTICIPATING MEDICAL GROUP Physician’s compliance with the requirements set forth herein.  However, BLUE CROSS retains the right to make the final decision regarding a PARTICIPATING MEDICAL GROUP Physician’s participation under this Agreement.

H.  To provide BLUE CROSS with a current list of participating Primary Care Physicians upon BLUE CROSS’ request.

I.    To comply with Title VI of the Civil Rights Act of 1964, Section 504 of the Rehabilitation Act of 1973 and the Age Discrimination Act of 1975.

J.    To comply with the requirements of the Privacy Act, as implemented by 45 C.F R.  Part 5B and Subpart B of Part 401, Chapter IV, as specified at 42 C.F.R.  Section 417.486 (C).

K.  To comply with the confidentiality requirements of 42 C.F.R.  Section 482.24 of Chapter IV for medical records and for all other information on Medicare enrollee Members, not covered by 42 C.F.R. Section 417.486 (C), that is contained in its records or obtained from HCFA or others.

L.   To comply with all applicable HCFA regulations as set forth in the Code of Federal Regulations (C.F.R.).

M. To accept as final all decisions by HCFA regarding disputes over Covered Medical Services.

N.  To comply with the requirements for PRO Program review of services furnished to Medicare enrollees, as set forth at 42 C.F.R. Part 462, Subchapter D.

O.  To provide Members direct access to women’s health specialists within the PARTICIPATING MEDICAL GROUP’s network of contracted specialists.

4.02    Accessibility and Continuity of Care.

A.  To promptly provide or arrange for available and accessible BLUE CROSS SENIOR SECURE Covered Medical Services for each Member assigned to PARTICIPATING MEDICAL GROUP, in accordance with that Member’s Benefit Agreement and this Agreement, and to provide those services in and through the facilities designated in Exhibit B.

B.   That all Covered Medical Services, (including consultation and Referral Services), ambulatory care services, diagnostic laboratory, diagnostic imaging and therapeutic radiology services, home health services and preventive health services, shall be available to Members a minimum of forty (40) hours per week, except for weeks including holidays.  The foregoing services shall be available beyond normal business hours during additional hours to be scheduled by PARTICIPATING MEDICAL GROUP.

C.   To promptly provide, arrange or authorize all Emergency services and/or Urgently Needed Services for each Member assigned to PARTICIPATING MEDICAL GROUP.  Authorization of any Emergency services and/or Urgently Needed Services, as set forth in Sections 2.20 and 2.65 herein, shall not be withheld by PARTICIPATING MEDICAL GROUP regardless of whether PARTICIPATING MEDICAL GROUP is notified within forty-eight (48) hours from the time such Emergency services were rendered.  PARTICIPATING MEDICAL GROUP shall comply with all requirements set forth in California Health and Safety Code Section 1371.4(a) -(d).

D.  That PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services and/or Urgently Needed Services, within PARTICIPATING MEDICAL GROUP’s Service Area at all times, twenty-four (24) hours a day, seven (7) days a week.  In the event that PARTICIPATING MEDICAL GROUP is an Independent Practice Association, PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services and/or Urgently Needed Services within a thirty (30) mile radius of the Hospital(s) designated in Exhibit C as the BLUE CROSS SENIOR SECURE Hospital(s) within PARTICIPATING MEDICAL GROUP’s Service Area.

E.   To admit, or authorize admission of, Members solely to the BLUE CROSS SENIOR SECURE Hospitals listed in Exhibit C, except; (a) when Medically Necessary in an Emergency situation or, (b) when Covered Medical Services are not available in a BLUE CROSS SENIOR SECURE Hospital or, (c) when requested to do so in writing by the Member, with the written understanding that admission to a hospital, other than those listed in Exhibit C, is not a Covered Medical Service, except as stated in this Section 4.02(E).

F.   Notwithstanding Section 4.02(E) for those Members that require organ transplant services (solid organ and bone marrow/stem cell) that are Covered Medical Services, PARTICIPATING MEDICAL GROUP agrees to admit, or authorize the inpatient admission or outpatient treatment of Members, solely to those BLUE CROSS SENIOR SECURE Hospitals whose transplant programs have been approved by BLUE CROSS and identified as such in the Operations Manual.  Upon execution of this Agreement PARTICIPATING MEDICAL GROUP shall provide BLUE CROSS with a list of the transplant facilities used by PARTICIPATING MEDICAL GROUP for each of the following types of transplants: heart, lung, heart-lung, liver, pancreas-kidney, autologous bone marrow/stem cell and allogenic bone marrow/stem cell.  BLUE CROSS will evaluate those facilities/programs to determine if they meet the BLUE CROSS transplant program requirements.  Upon approval of the programs by BLUE CROSS, PARTICIPATING MEDICAL GROUP can authorize admission of Members to such facilities/programs.  PARTICIPATING MEDICAL GROUP will pay transplant facilities for transplant services that are Covered Medical Services at the lesser of the BLUE CROSS transplant rates with such facility or PARTICIPATING MEDICAL GROUP’s negotiated rate with such facility.

PARTICIPATING MEDICAL GROUP will provide notification to BLUE CROSS of all potential transplant cases, including deferred or denied cases, when such cases are considered by PARTICIPATING MEDICAL GROUP’s Utilization Management Program Committee or other similar PARTICIPATING MEDICAL GROUP functional committee, except for Emergencies, in which case PARTICIPATING MEDICAL GROUP shall provide notification within two (2) business days of the admission.  The format of such notification is provided in the Operations Manual.

G.   That in circumstances where a Member requires specialized tertiary care or because of bed unavailability in a BLUE CROSS SENIOR SECURE Hospital, the Member must be admitted to a non-BLUE CROSS SENIOR SECURE in-area or out-of-area facility for Hospital Services, then, until the Member is transferred to a BLUE CROSS SENIOR SECURE Hospital, the PARTICIPATING MEDICAL GROUP will be financially responsible for care the same as if care had been provided in a BLUE CROSS SENIOR SECURE Hospital.  The Non-Capitated Services arrangement as set forth in Article IX of this Agreement will apply.

H.  To use a referral request process by which Capitation Services and Non-Capitated Services are to be rendered or arranged to be rendered by Health Professionals other than the

Member’s Primary Care Physician, including PARTICIPATING MEDICAL GROUP Physicians or other Health Professionals who do not belong to PARTICIPATING MEDICAL GROUP.  This process shall assure that:

(1)  All Health Professionals who provide Referral Services follow appropriate billing procedures.

(2)  That the Health Professional must look only to PARTICIPATING MEDICAL GROUP for payment of Covered Medical Services and shall not bill the Member, except for applicable co-payments and for non-Covered Medical Services.

(3)  For referrals to specialists or providers, PARTICIPATING MEDICAL GROUP shall review and issue an authorization or denial of a request for referral within five (5) business days of receipt of such request or admission to hospital.

I.    That visits to the Member’s home within the PARTICIPATING MEDICAL GROUP Service Area, by a Primary Care Physician, shall occur as necessary within that physician’s discretion.

J.    To assure that Members shall not be subject to discrimination in access to Covered Medical Services.

K.  That PARTICIPATING MEDICAL GROUP facilities shall be reasonably accessible to the physically handicapped.

L.   To provide health education and wellness programs for Members within the guidelines indicated in the “Blue Cross Health Education and Wellness Manual”.  Programs are to be delivered in accordance with these guidelines which provide for disease prevention and management and the promotion of healthier life-styles.

M. To develop a program to identify Members with complex or serious medical conditions to ensure ongoing care and the establishment and implementation of a treatment plan appropriate to the Member’s condition.  In addition, the treatment plan will be time-specific, updated periodically, and include an adequate number of direct access visits to specialists to accommodate the treatment plan.

4.03    Utilization/Quality Management Procedures.

To cooperate with BLUE CROSS’ administration of its internal utilization/quality of care review procedures.  The parties acknowledge and agree that authority to perform Utilization Management Program activities and Quality Management Program activities under this Agreement is a delegation of BLUE CROSS authority pursuant to Sections 1370 and 1370.1 of the Health and Safety Code, and all or part of this authority may be revoked at any time.  The scope of delegated authority shall be as set forth in the Utilization Review Program guidelines and the Quality Management Program guidelines issued by BLUE CROSS and provided to PARTICIPATING MEDICAL GROUP.  The proceedings of the Utilization Management and Quality Management Committees shall be strictly confidential between BLUE CROSS and PARTICIPATING MEDICAL GROUP and are subject to the protections set forth in Sections 1370 and 1370.1.

4.04    Quality Management Program.

To adopt and maintain a Quality Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow and shall cooperate in the scheduling and conduct of on-site review(s)

of its Quality Management Program by BLUE CROSS staff.  Any failure to allow or to so cooperate in such review(s) shall constitute a material breach of this Agreement.

A.  The Quality Management Program shall:

(1)  Provide for quality management review by PARTICIPATING MEDICAL GROUP Physicians and other Health Professionals.

(2)  Provide for review of all services provided to Members by PARTICIPATING MEDICAL GROUP.

(3)  Stress health outcomes by providing health education and wellness programs for Members.

B.   The Quality Management Program shall include, but not be limited to the following activities:

(1)  Credentialing, recredentialing and peer review of all PARTICIPATING MEDICAL GROUP Physicians and allied Health Professionals and other providers in accordance with HCFA guidelines.

(2)  Credentialing, recredentialing and peer review of all Health Professionals and other providers under contract with or employed by PARTICIPATING MEDICAL GROUP in accordance with HCFA guidelines.

(3)  Incident identification and risk management.

(4)  Cooperation with BLUE CROSS’ Member grievance resolution process.

(5)  General and focused health care audits.

(6)  Development and implementation of appropriate recommendations.

(7)  Documentation of remedial procedures for instances of inappropriate or substandard service(s) and/or failure to provide needed Medically Necessary Covered Medical Service(s).

C.   BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Quality Management Program through regular audit activities in accordance with the Operations Manual, the BLUE CROSS Quality Management and Credentialing guidelines and as follows:

(1)  The BLUE CROSS Quality Management Department shall review PARTICIPATING MEDICAL GROUP’s Quality Management Program on an annual basis through a scheduled on-site audit.

(2)  The BLUE CROSS SENIOR SECURE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)  PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.  Any failure to take such corrective action to the satisfaction of BLUE CROSS shall constitute a material breach of this Agreement.

(4)  BLUE CROSS shall conduct follow-up reviews as necessary.

D.  PARTICIPATING MEDICAL GROUP shall:

(1)  Make available to BLUE CROSS summaries of all minutes and notes from any and all Quality Management Committees and/or activities which specifically relate to Members.

(2)  Provide BLUE CROSS with access to all PARTICIPATING MEDICAL GROUP quality management data directly or indirectly relating to BLUE CROSS SENIOR SECURE Members.

(3)  Make available to BLUE CROSS all composite Quality Management Program data which include Members in the composite data set and provide such detail as is available regarding those Members.

(4)  Make known to BLUE CROSS any and all adverse actions taken against a PARTICIPATING MEDICAL GROUP Physician (employee, partner, or contracting) when such action is the result of deficiencies in quality of medical care.

(5)  Provide the BLUE CROSS SENIOR SECURE Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Quality Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS SENIOR SECURE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to BLUE CROSS SENIOR SECURE Members.

(6)  Permit BLUE CROSS to evaluate and utilize the data obtained from the BLUE CROSS SENIOR SECURE Quality Management Program in a manner that satisfies BLUE CROSS’ requirements for quality assurance, for BLUE CROSS’ internal use only.

(7)  Implement any necessary changes in procedures, in order to fully comply with all quality assurance standards, as mutually agreed by the parties, and provide BLUE CROSS with the minutes of Quality Management Committee meetings and reviews that relate to Members.

(8)  Report to BLUE CROSS quarterly on activities or actions of PARTICIPATING MEDICAL GROUP’s Quality Management Committee as such activities or actions relate to Members.

(9)  Provide copies of annual reports and other public information on its Quality Management Program activities to BLUE CROSS upon request.  PARTICIPATING MEDICAL GROUP further agrees that BLUE CROSS shall have the right to access statistical information and other such summary data as PARTICIPATING MEDICAL GROUP may prepare from time to time related to its internal quality management activities.  The provision of information provided by PARTICIPATING MEDICAL GROUP to BLUE CROSS shall not impair PARTICIPATING MEDICAL GROUP’s rights and protections under Section 1157 of the Evidence Code.

4.05    Utilization Management Program.

To adopt and maintain a Utilization Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow and shall cooperate in the scheduling and conduct of on-site review(s) of Utilization Management Program by BLUE CROSS.  Any failure to allow or to so cooperate in such review(s) shall constitute a material breach of this Agreement.

A.  The Utilization Management Program shall:

(1)  Include the development and implementation of appropriate recommendations.

(2)  Include documentation of remedial procedures for instances of inappropriate or substandard services(s) and/or failure to provide Medically Necessary Covered Medical Services.

(3)  Assure that PARTICIPATING MEDICAL GROUP’s primary consideration is the quality of services rendered to Members.

(4)  Assure that all services provided to Members are Medically Necessary.

(5)  Work closely with BLUE CROSS SENIOR SECURE Hospitals.

(6)  Encompass inpatient, outpatient, and ancillary care.

(7)  Utilize prospective, concurrent, and retrospective review.  Utilization Management for Inpatient Hospital Services shall include:

(a)   “Pre-Admission Review” to determine whether a scheduled inpatient admission is Medically Necessary.

(b)   “Admission Review” to determine whether an unscheduled inpatient admission, or admission not subject to Pre-Admission Review, is Medically Necessary.

(c)   “Concurrent Review” to determine whether a continued inpatient hospital stay is Medically Necessary.

(8)  Encompass an expedited initial determination review process as required by HCFA regulations and in conjunction with BLUE CROSS policy.

(9)  Assure that all adverse utilization review decisions are made by a licensed physician, and no denial of a requested service shall be made except by a licensed physician, experienced in the area being reviewed.  Denial decisions shall be provided to Members in writing in accordance with HCFA regulations.

(10) Permit BLUE CROSS to have access to all PARTICIPATING MEDICAL GROUP utilization management data directly or indirectly relating to Members.

B.   BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Utilization Management Program through regular audit activities in accordance with the Operations Manual, and as follows:

(1)  The BLUE CROSS SENIOR SECURE Quality Management Department shall review PARTICIPATING MEDICAL GROUP’s Utilization Management Program on an annual basis through a scheduled on-site audit.

(2)  The BLUE CROSS SENIOR SECURE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)  PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)  BLUE CROSS shall conduct follow-up reviews as necessary.

C.   PARTICIPATING MEDICAL GROUP shall:

(1)  Make available to BLUE CROSS summaries of all minutes and notes from any and all utilization management committees and/or activities which relate to Members.

(2)  Make available to BLUE CROSS upon request all composite utilization management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)  Provide the BLUE CROSS SENIOR SECURE Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS SENIOR SECURE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to BLUE CROSS SENIOR SECURE Members.

4.06    Records and Reserves.

A.  BLUE CROSS shall have access upon advance notice at reasonable times upon demand to the books, records, claims and papers of PARTICIPATING MEDICAL GROUP relating to the services PARTICIPATING MEDICAL GROUP provides to Members, to the cost thereof, and to payments PARTICIPATING MEDICAL GROUP receives from Members or others on their behalf.  PARTICIPATING MEDICAL GROUP shall maintain such records and provide such information to BLUE CROSS, the Commissioner of Corporations and HCFA as may be necessary for BLUE CROSS’ compliance with the requirements of the Knox-Keene Act and Federal law.  PARTICIPATING MEDICAL GROUP shall maintain such records for at least six (6) years, and such obligations shall not be terminated upon a termination of this Agreement, whether by rescission or otherwise.

B.   PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with audited financial statements of PARTICIPATING MEDICAL GROUP no later than three (3) months after the end of its fiscal year, and BLUE CROSS shall maintain strict confidentiality of said records.  Audited financial statements shall illustrate net operating surplus or profit (after taxes) Documents shall include the following:

(1)  Balance sheets

(2)  Statements of revenues and expenses

(3)  Statements of cash flow

PARTICIPATING MEDICAL GROUP further agrees that BLUE CROSS shall have the right to require audited financial statements, in addition to the latest fiscal year, at any time, upon request, with reasonable notice, if BLUE CROSS pays for the audit.

C.   To maintain financial reserves adequate to cover all risks assumed by PARTICIPATING MEDICAL GROUP hereunder, including, but not limited to, unanticipated claims for Referral Services that are the potential responsibility of PARTICIPATING MEDICAL GROUP.  The failure to maintain such reserves shall constitute a material breach of this Agreement.

D.  That all information shall be provided to each party to this Agreement pursuant to procedures designed to protect the confidentiality of patient medical records in accordance with applicable legal requirements, recognized standards of professional practice and generally accepted procedures followed by health maintenance organizations (HMOs).

E.   That, upon termination of this Agreement, PARTICIPATING MEDICAL GROUP shall, upon advance written notice from BLUE CROSS, make available to BLUE CROSS and permit BLUE CROSS to copy, at BLUE CROSS’ expense, the medical records of each Member who has been assigned to PARTICIPATING MEDICAL GROUP.

F.   PARTICIPATING MEDICAL GROUP shall ensure Members have timely access to their records and information that pertain to them in accordance with State and Federal regulations.

4.07    Insurance Programs or Policies.

PARTICIPATING MEDICAL GROUP agrees to maintain professional liability insurance, or other risk protection program, acceptable as defined under A. and B. below to BLUE CROSS.  Notification by PARTICIPATING MEDICAL GROUP of cancellation or material modification of the coverage under such professional liability insurance or other risk protection program is to be made to BLUE CROSS within thirty (30) days prior to any cancellation or modification.  Copies of the agreements or documents evidencing professional liability insurance or other risk protection required under this section shall be provided to BLUE CROSS upon request.

A.  Professional Liability Insurance

The coverage to be provided under this section shall be in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one (1) incident and THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  PARTICIPATING MEDICAL GROUPs which are organized as Independent Practice Associations shall ensure that PARTICIPATING MEDICAL GROUP Physicians maintain professional liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident and THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  Furthermore, PARTICIPATING MEDICAL GROUPs organized as Independent Practice Associations shall maintain directors and officers liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident and ONE MILLION DOLLARS ($1,000,000.00) annual aggregate.

B.   Other Insurance

(1)  General Liability Insurance  In addition to Subsection A., above, PARTICIPATING MEDICAL GROUP shall also maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including no less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00) for PARTICIPATING MEDICAL

GROUP’s property, together with combined single limit bodily injury and property damage insurance of not less that SIX HUNDRED THOUSAND DOLLARS ($600,000.00).

(2)  Workers’ Compensation.  PARTICIPATING MEDICAL GROUP’s employees shall be covered by workers’ compensation insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

4.08    Administrative Responsibilities.

A.  To comply with all BLUE CROSS SENIOR SECURE administrative policies and procedures in the areas listed in Exhibit D and as set forth in the BLUE CROSS SENIOR SECURE Operations Manual and to comply with all applicable state and federal laws and regulations relating to the delivery of Covered Medical Services.

B.   To provide a BLUE CROSS SENIOR SECURE Coordinator who will create a liaison with BLUE CROSS and assist Members in accordance with the procedures set forth in the Operations Manual, and who will be available to Members during all regular office hours of PARTICIPATING MEDICAL GROUP for the purpose of assisting Members to resolve any problems which may arise or be perceived by the Member.

C.   To provide at least ninety (90) days prior written notification to BLUE CROSS of any of the following:

(1)  A Primary Care Physician’s termination of his/her affiliation with PARTICPATING MEDICAL GROUP or a PARTICPATING MEDICAL GROUP Provider.

(2)  The termination of a Primary Care Physician by PARTICPATING MEDICAL GROUP or a PARTICPATING MEDICAL GROUP Provider.

(3)  Any Satellite Facility closure, relocation or inability to serve Members.

(4)  Any change in business address of PARTICIPATING MEDICAL GROUP or any PARTICIPATING MEDICAL GROUP Provider.

(5)  A Primary Care Physician’s non-acceptance of additional Members.

D.  To provide at least sixty (60) days prior written notice to BLUE CROSS of any of the following:

(1)  A non-Primary Care Physician’s termination of his/her affiliation with PARTICIPATING MEDICAL GROUP or a PARTICIPATING MEDICAL GROUP Provider.

(2)  The termination of a non-Primary Care Physician by PARTICIPATING MEDICAL GROUP or a PARTICIPATING MEDICAL GROUP Provider.

E.   To notify BLUE CROSS in writing within fifteen (15) days concerning any of the following:

(1)  Any material change in the bylaws, membership, or officers of PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement.

(2)  Any change in ownership.  For the purpose of this Agreement, a change of ownership shall be defined as the merger of the corporation into another corporation or the consolidation of the corporation with one or more corporations, resulting in a new corporate body.

(3)  Any legal or governmental action initiated against PARTICIPATING MEDICAL GROUP, a PARTICIPATING MEDICAL GROUP Physician or a PARTICIPATING MEDICAL GROUP Provider, including, but not limited to, a disciplinary or other action: (a) for professional negligence; (b) for a violation of law; or (c) against any license, insurance or certification; which, if successful, would materially impair the ability of PARTICIPATING MEDICAL GROUP, any PARTICIPATING MEDICAL GROUP Physician or any PARTICIPATING MEDICAL GROUP Provider to carry out the duties and obligations of this Agreement.

(4)  Any other situation that may interfere with PARTICIPATING MEDICAL GROUP, any PARTICIPATING MEDICAL GROUP Physician or any PARTICIPATING MEDICAL GROUP Provider’s duties and obligations under this Agreement.

F.   To obtain BLUE CROSS’ and HCFA’s prior written approval for any literature related to BLUE CROSS SENIOR SECURE and intended for Members.

G.   To continually meet all criteria for PARTICIPATING MEDICAL GROUPs, set forth in the Operations Manual and to continually meet all criteria for Satellite Facilities (if applicable) set forth in the Operations Manual.  Any failure to continually meet such criteria shall constitute a material breach of this Agreement.

H.  To electronically provide BLUE CROSS, on a monthly basis by the fifteenth (15th) day of the succeeding month, complete and accurate ambulatory encounter data either directly or through PARTICIPATING MEDICAL GROUP’s billing agent in accordance with standards established by BLUE CROSS.  PARTICIPATING MEDICAL GROUP shall certify, to the best of its knowledge, as to the completeness and truthfulness of all submitted encounter data.  Any failure to so provide such data shall constitute a material breach of this Agreement.

I.    To comply with BLUE CROSS programs related to the management of pharmaceutical expenses.

J.    That all financial terms of this Agreement shall be and remain confidential and shall not be disclosed to any third party, except as required by law or as required to supply information required by any financial institution.

K.  To disclose to BLUE CROSS information related to physician incentives necessary to comply with HCFA regulations.

4.09    Payments and Member Billing.

A.  To accept the monthly Capitation payment from BLUE CROSS as payment in full for Capitation Services (including all Referral Services) provided or arranged hereunder, and not to seek additional payments or compensation from Members for Covered Medical Services.  The foregoing restriction shall not apply to co-payments, co-insurance or deductibles, which may be collected by PARTICIPATING MEDICAL GROUP in accordance with the applicable provisions of the Benefit Agreement(s), nor shall it apply to billings and collections with respect to non-Covered Medical Services rendered to Members by PARTICIPATING MEDICAL GROUP.  However, to the extent that the PARTICIPATING MEDICAL GROUP’s billing office is aware of the Member’s payment responsibility, PARTICIPATING MEDICAL GROUP agrees to advise the Member of that payment responsibility prior to rendering any service requiring a co-payment, or any non-Covered Medical Service.  If PARTICIPATING MEDICAL GROUP should receive any surcharge or payment from a Member, in addition to those permissible charges set forth above, PARTICIPATING MEDICAL GROUP shall promptly refund the full amount thereof to the Member.

B.   To never charge any Member for any health service which has been deemed not Medically Necessary or not appropriate after utilization review by PARTICIPATING MEDICAL GROUP, unless the Member specifically requests the service and acknowledges in writing that the service is not a Covered Medical Service under the Member’s Benefit Agreement.

C.   That BLUE CROSS and PARTICIPATING MEDICAL GROUP respectively acknowledge that the authority and responsibility for coordination of benefits shall be carried out in accordance with the provisions set forth in the Benefit Agreements and Operations Manual.

D.  That PARTICIPATING MEDICAL GROUP shall promptly notify, in writing, the BLUE CROSS SENIOR SECURE Case Management Department of all cases that reach the Enrollment Protection level specified in Article VIII.

E.   To pay ninety-five percent (95%) of all non-contracted Health Professionals or providers who have rendered Referral Services to Members, within thirty (30) calendar days following receipt of a clean, undisputed claim, and to pay or deny all other claims within sixty (60) calendar days from the date first received by PARTICIPATING MEDICAL GROUP, BLUE CROSS or BLUE CROSS contracted provider, consistent with the regulations of HCFA.  If payment is not made on a clean claim (from non-contracted providers) within thirty (30) days, PARTICIPATING MEDICAL GROUP shall pay interest on such claim at the rate used for purposes of Section 3902 (a) of Title 31, United States Code.

PARTICIPATING MEDICAL GROUP agrees to include the above referenced prompt payment provision, the terms of which are developed and agreed to by both BLUE CROSS and the relevant provider, in all of the PARTICIPATING MEDICAL GROUP’s contractual agreements.

Payment of provider claims is a delegation of BLUE CROSS authority, all or part of which may be revoked at any time.  Any failure to comply with the provisions of this Section 4.09(E) shall constitute a material breach of this Agreement, and BLUE CROSS shall be entitled to take action in accordance with Section 11.04, or in the alternative, BLUE CROSS may require that PARTICIPATING MEDICAL GROUP execute and maintain a contract with BLUE CROSS or a third party designated by BLUE CROSS to perform on-site oversight of PARTICIPATING MEDICAL GROUP’s claims payment processes in accordance with applicable HCFA regulations, the cost of which shall be borne by PARTICIPATING MEDICAL GROUP.

F.   To issue notices of non-coverage in accordance with HCFA regulations within sixty (60) days for all adverse claims determinations.

G.   That when a Member has reached the maximum out-of-pocket payment, as defined by the applicable Benefit Agreement, PARTICIPATING MEDICAL GROUP will forego collection of co-payments, co-insurance or deductibles.  PARTICIPATING MEDICAL GROUP will not look to BLUE CROSS for such payments.

H.  That when a Member has exceeded the maximum out-of-pocket payment, whether the copayments, co-insurance or deductibles accruing towards the maximum out-of-pocket payment were paid to PARTICIPATING MEDICAL GROUP or other provider, PARTICIPATING MEDICAL GROUP will promptly refund the Member’s excess payment.

I.    That all financial terms of this Agreement shall be and remain confidential and shall not be disclosed to any third party, except as required by law or as required to supply information required by any financial institution.

J.    That with respect to obstetrical admissions of Members, there shall be no charge for routine care to the newborn during any period when the mother is an obstetrical inpatient.  Routine care shall not include the services of an Intensive Care Newborn Nursery.

K.  To take all necessary measures to assure that neither PARTICIPATING MEDICAL GROUP nor any of its PARTICIPATING MEDICAL GROUP Physicians or contracted or non-contracted Health Professionals will ever bill Medicare for any BLUE CROSS SENIOR SECURE Covered Medical Services, (except when Medicare is the primary payor).  PARTICIPATING MEDICAL GROUP agrees to immediately repay Medicare when it becomes aware of a Medicare overpayment.

4.10    Member and Medical Records.

A.  That all information shall be provided to each party to this Agreement pursuant to procedures designed to protect the confidentiality of patient medical records in accordance with applicable legal requirements, recognized standards of professional practice and generally accepted procedures followed by health maintenance organizations (HMOs).

B.   To prepare and maintain all appropriate records with respect to Members who receive Capitation Services at PARTICIPATING MEDICAL GROUP.  The records shall be maintained in accordance with prudent record keeping procedures and as required by law.

C.   That BLUE CROSS or its authorized representatives and any governmental agency having jurisdiction over BLUE CROSS may review, audit and duplicate data and other records maintained on Members, including but not limited to medical records or other records relating to billing, payment and assignment, to the extent permitted by law.

D.  That, upon termination of this Agreement, PARTICIPATING MEDICAL GROUP shall, upon advance written notice from BLUE CROSS, make available to BLUE CROSS, and permit BLUE CROSS to copy, the medical and hospital records of each Member who has been assigned to PARTICIPATING MEDICAL GROUP.

E.   Subject to all applicable laws relating to privacy and confidentiality requirements, medical records of Members shall be made available, upon reasonable request, to each health professional treating a Member and to BLUE CROSS.

F.   Ownership and access to records of Members shall be controlled by applicable laws.

G.   PARTICIPATING MEDICAL GROUP shall ensure the Member has timely access to Member’s records and information that pertain to them in accordance with applicable state and Federal regulations.

4.11    Membership.

A.  To accept any and all Members who select or who have been assigned to the PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Section 15.07 herein, or that it anticipates reaching such maximum within ninety (90) days from the date of the notice to BLUE CROSS.  The maximum capacity of PARTICIPATING MEDICAL GROUP designated in Section15.07 shall be reduced only upon ninety (90) days written notice to BLUE CROSS.  The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.

B.   That PARTICIPATING MEDICAL GROUP will not request, demand, require or otherwise seek the transfer or removal of any Member from the care of PARTICIPATING MEDICAL GROUP based on that Member’s need of, or utilization of, Medically Necessary services.  PARTICIPATING MEDICAL GROUP agrees BLUE CROSS shall have sole and ultimate authority to terminate any Member’s coverage and shall do so in accordance with the disenrollment policies and procedures promulgated by HCFA for Members as set forth in the Benefit Agreements and the Operations Manual.

C.   PARTICIPATING MEDICAL GROUP agrees that, in the event a Member who is covered for workers’ compensation benefits by a workers’ compensation carrier affiliated with BLUE CROSS, seeks services for a work-related illness or injury, PARTICIPATING MEDICAL GROUP shall have the option to (a) provide such Medically Necessary medical services or (b) refer such Member to a provider that participates in the Prudent Buyer Comp provider network or the CaliforniaCare Comp provider network, whichever is applicable.  In the event that PARTICIPATING MEDICAL GROUP elects to treat such Member, PARTICIPATING MEDICAL GROUP shall complete a Doctor’s First Report of Injury as defined in the California Labor Code.  As payment for such medical services rendered, PARTICIPATING MEDICAL

GROUP agrees to accept, as payment in full, compensation in accordance with the then current Blue Cross of California Prudent Buyer Plan Participating Physician fee schedule for the applicable region.  PARTICIPATING MEDICAL GROUP further agrees that, in the event such Member requires medical services in connection with such work-related illness or injury beyond the treatment provided at the initial visit, PARTICIPATING MEDICAL GROUP shall refer such Member only to a provider that participates in the Prudent Buyer Comp provider network or the CaliforniaCare Comp provider network, whichever is applicable.  If PARTICIPATING MEDICAL GROUP elects not to treat such Member with a work-related illness or injury, PARTICIPATING MEDICAL GROUP agrees to refer such Member only to a provider that participates in the Prudent Buyer Comp provider network or the CaliforniaCare Comp provider network.  The foregoing shall not apply if PARTICIPATING MEDICAL GROUP is a participating provider for the Prudent Buyer Comp provider network or the CaliforniaCare Comp provider network.

D.  That, unless agreed to in writing by BLUE CROSS, this Agreement shall not apply to organized physician groups (including, but not limited to, Independent Practice Associations) that PARTICIPATING MEDICAL GROUP acquires or affiliates with subsequent to the effective date of this Agreement.

E.   When the Managed Care Network is utilized by an Affiliate or Other Payor, PARTICIPATING MEDICAL GROUP agrees to provide services to Covered Persons of that Affiliate or Other Payor in accordance with the terms of this Agreement.  BLUE CROSS shall compensate PARTICIPATING MEDICAL GROUP in accordance with the terms of this Agreement for services provided to Covered Persons of any such Affiliate or Other Payor.  When an Other Payor utilizes the Managed Care Network, such Affiliate or Other Payor shall comply with the terms of this Agreement.

In the event the Managed Care Network is to be utilized by an Affiliate or Other Payor that has operational requirements that are materially different from those required under this Agreement, BLUE CROSS agrees to notify PARTICIPATING MEDICAL GROUP in writing thirty (30) days prior to the commencement of such utilization.  PARTICIPATING MEDICAL GROUP may decline to provide services to such Affiliate or Other Payor by providing written notice of such decision to BLUE CROSS within ten (10) days of receipt of notice by BLUE CROSS referenced above.

F.   To designate dedicated customer service staff to service Members.

G.   To participate in all existing and new Medicare products developed by BLUE CROSS, upon BLUE CROSS’ request.

4.12    PARTICIPATING MEDICAL GROUP agrees to adhere to the following provisions and, PARTICIPATING MEDICAL GROUP agrees to incorporate these provisions, as appropriate, into all of the PARTICIPATING MEDICAL GROUP’s contracted and subcontracted agreements with providers of health care to Members.

A.  BLUE CROSS has the ultimate responsibility and accountability for ensuring compliance with HCFA guidelines through its contracted and subcontracted entities.

B.   The U.S.  Department of Health and Human Services, the Comptroller General, or other designated entities, shall have access to all related documents pertaining to the BLUE CROSS contract for a period up to six (6) years.

C.   Providers are prohibited from holding a Member liable for the payment of fees that are the obligation of BLUE CROSS.

D.  Providers shall comply with BLUE CROSS Medicare+Choice contractual obligations.

E.   Providers shall safeguard the privacy of any information that identifies a particular Member and shall maintain records in an accurate and timely manner.

F.   Providers shall submit to PARTICIPATING MEDICAL GROUP all data necessary to characterize content and purpose of each encounter with a Member.

G.   Providers are prohibited from discriminating against Members based on health status.

H.  Providers shall provide access to benefits in a manner described by HCFA.

I.    Providers shall conduct a health assessment on all new enrollees within ninety (90) days of effective enrollment.

J.    Providers shall provide all covered benefits in a manner consistent with professionally recognized standards of health care.

K.  Providers shall hold enrollees harmless from financial liabilities that are the legal obligation of PARTICIPATING MEDICAL GROUP.

L.   All payment and incentive arrangements, including requirements pertaining to the receipt of Federal Funds shall be specified.

M. Providers shall be subject to all laws applicable to individuals/entities receiving Federal funds and shall comply with all other laws and regulations including Title VI of the Civil Rights Act of 1964, the Age Discrimination Act of 1975 and the Americans with Disabilities Act.

N.  Providers shall agree to the prompt payment language as described in Section 4.09(E).

O.  Providers shall certify the completeness and truthfulness of their encounter data.

P.   Providers shall cooperate with an independent quality review and improvement organization’s activities pertaining to provision of services for Members as well as comply with BLUE CROSS’ medical policy, QA program and medical management program.

Q.  Providers shall provide written reasons for denial, suspension and/or termination determinations which affect health care professionals.

R.   Providers shall provide at least sixty (60) days notice to contracting providers before terminating their contracts without cause.

S.   Providers shall continue to provide services to Members who are hospitalized on the date BLUE CROSS’ Medicare+Choice contract terminates through the date of discharge or through the period the HCFA premium is paid.

T.   Providers shall not contract with providers excluded from participation in Medicare under Sections 1128 or 1128A of the Social Security Act.

U.  Providers shall comply with Medicare appeals/expedited appeals procedures for Members, including gathering/forwarding information on appeals to BLUE CROSS as necessary.

V.   BLUE CROSS has the right to approve, suspend or terminate arrangements pertaining to the selection of providers, contractors or subcontractors.

W. For delegated activities, all BLUE CROSS contracted and subcontracted entities will receive the following:

(1)  A list of delegated activities and reporting responsibilities,

(2)  Arrangements for the revocation of delegated activities,

(3)  Notification that the performance of the contracted and subcontracted entities will be monitored by BLUE CROSS,

(4)  Notification that the credentialing process must be approved and monitored by BLUE CROSS, and

(5)  Notification that all contracted or subcontracted entities must comply with all applicable Medicare laws, regulations and HCFA instructions.

4.13    To provide BLUE CROSS, within seven (7) days of its request, a description of any policies and procedures related to economic profiling utilized by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP further agrees to comply with the requirements of the Knox-Keene Act related to economic profiling, including Health and Safety Code Section 1367.02(c).

4.14    PARTICIPATING MEDICAL GROUP shall not take or threaten punitive action, prohibit or otherwise restrict a health care provider from advising or advocating on behalf of the Member in the area of medical care as it relates to expedited determinations, expedited reconsiderations or treatment options, including risks, benefits and consequences of treatment or non-treatment, or the Members right to refuse treatment and express preferences about future treatment decisions, in accordance with HCFA regulations.  Failure to adhere to these regulations will constitute a material breach of this Agreement.

4.15    PARTICIPATING MEDICAL GROUP or PARTICIPATING MEDICAL GROUP’s contracted or subcontracted entities are not required to provide, or pay for, Covered Medical Services that PARTICIPATING MEDICAL GROUP has:

A.  Identified in advance as being objectionable on moral or religious grounds,

B.   Identified in its original contractual arrangement with BLUE CROSS as a service it will not provide, or

C.   With respect to existing Members, provide ninety (90) days written notice of intent to not provide such service.

4.16    PARTICIPATING MEDICAL GROUP agrees to perform the delegated activities, as set forth on Exhibit H, attached and incorporated herein.

V.            BLUE CROSS SERVICES AND RESPONSIBILITIES

BLUE CROSS AGREES:

5.01    To perform, or arrange for the performance of, all necessary accounting and enrollment functions with respect to marketing and administering the BLUE CROSS SENIOR SECURE program, and to issue a BLUE CROSS SENIOR SECURE identification card to each Member as described in the Operations Manual.

5.02    To provide PARTICIPATING MEDICAL GROUP with Member Eligibility Reports, as set forth in Article VI.

5.03    That, to the extent compatible with its obligations to BLUE CROSS hereunder, PARTICIPATING MEDICAL GROUP reserves the right to provide professional services to persons who are not Members.

5.04    To provide PARTICIPATING MEDICAL GROUP with claims paid and Non-Capitated Services data as described in the Operations Manual.

5.05    To make trained personnel available to PARTICIPATING MEDICAL GROUP to assist in Quality Management Program activities, the establishment of procedures for preadmission medical review and concurrent medical review of Members who require, or may require, hospitalization.

5.06    To notify PARTICIPATING MEDICAL GROUP of any BLUE CROSS SENIOR SECURE Benefit Agreements between BLUE CROSS and employers, government agencies, or any other groups, which may substantially affect enrollment at PARTICIPATING MEDICAL GROUP.

5.07    To undertake reasonable efforts, in accordance with a standard of good faith, to assure that Members assigned to PARTICIPATING MEDICAL GROUP will live within the Service Area defined in this Agreement.  Pursuant to HCFA requirements, BLUE CROSS may recommend, but not require, that Members select a PARTICIPATING MEDICAL GROUP within thirty (30) miles of their home.  However, BLUE CROSS reserves the right to assign any Members to PARTICIPATING MEDICAL GROUP at the Member’s open enrollment, or when the Member changes residence, or when BLUE CROSS determines such transfer to be in the Member’s best interest due to special circumstances under the terms of the Member’s Benefit Agreement.

5.08    To notify and consult with PARTICIPATING MEDICAL GROUP with respect to the development of any material changes, as determined by BLUE CROSS, or amendments to the Benefit Agreements, and to obtain PARTICIPATING MEDICAL GROUP’s consent to changes that BLUE CROSS believes may materially affect PARTICIPATING MEDICAL GROUP, except for changes required by law.  The foregoing consent will not be unreasonably withheld by PARTICIPATING MEDICAL GROUP, so long as Capitation payments are adjusted as mutually agreed to reflect any additional services which may be required due to any amendment or change in Member benefits.  Notwithstanding the above, Capitation rates shall not increase for benefit changes mandated by HCFA until such time as HCFA has adjusted payment rates.

5.09    To accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of state, federal, and other regulatory agencies having jurisdiction over BLUE CROSS, on the condition that PARTICIPATING MEDICAL GROUP cooperates in providing BLUE CROSS with any information and assistance reasonably required.  PARTICIPATING MEDICAL GROUP is not required to provide information which is confidential in any other existing contract of PARTICIPATING MEDICAL GROUP.

5.10    That nothing contained in this Agreement is intended to interfere with the professional relationship between any Member and the Member’s PARTICIPATING MEDICAL GROUP Physician(s).

5.11    To collect, or arrange to have collected, HCFA payments, premiums, Member payments and other items of income to which BLUE CROSS is entitled under BLUE CROSS SENIOR SECURE contracts or otherwise, except for (a) co-payments,  (b) payments for non-Covered Medical Services, (c) coordination of benefits payments for professional services which may be collected by PARTICIPATING MEDICAL GROUP under the conditions set forth in the Member’s BLUE CROSS SENIOR SECURE Benefit Agreement, and (d) third party liability payments for professional services.  Pursuant to the Benefit Agreement(s), BLUE CROSS may hold a lien on third party liability payments in the amount of benefits paid by BLUE CROSS and the value of medical care provided under BLUE CROSS SENIOR SECURE for the treatment of the illness, injury or condition for which a third party is liable.  BLUE CROSS shall assign to PARTICIPATING MEDICAL GROUP that portion of any such lien related to professional services rendered under this Agreement by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP’s methods of collection of such payments shall be conducted in a reasonable and nonegregious manner and only proper legal procedures may be used to enforce such payment.

5.12    To consult with PARTICIPATING MEDICAL GROUP regarding any material changes, as determined by BLUE CROSS, in operating procedures and policies, as set forth in the Operations Manual, and to provide PARTICIPATING MEDICAL GROUP with an opportunity to comment on any policy and procedural changes which may have a substantial impact on PARTICIPATING MEDICAL GROUP.

5.13    To conduct an initial health risk assessment within ninety (90) days of a new Member’s effective enrollment.

VI.           ELIGIBILITY LISTINGS

6.01    Eligibility listings of Members who have personally selected, or been assigned to, PARTICIPATING MEDICAL GROUP shall be provided in the following manner:

A.  BLUE CROSS shall maintain, update and distribute monthly.  Member Eligibility Reports listing the persons who are eligible to receive Covered Medical Services during the applicable month.

B.   PARTICIPATING MEDICAL GROUP shall receive a copy of the Eligibility Reports at PARTICIPATING MEDICAL GROUP’s main site.  Should PARTICIPATING MEDICAL GROUP request reports in an electronic format, paper reports will continue to be provided for an additional ninety (90) days only.  As described in the Operations Manual, BLUE CROSS will charge a fee of between Fifty Dollars ($50.00) and Five Hundred Dollars ($500.00) per report, for each of the following:

(1)  duplicate copies of paper reports,

(2)  copies of paper reports delivered in addition to reports in electronic format after the ninety (90) day parallel reporting period (tape, diskette, NDM or other electronic medium),

(3)  duplicate reports for prior months.

C.   BLUE CROSS will discourage retroactive cancellation of any Member.  However, when no services have been rendered, BLUE CROSS may make occasional exceptions due to legitimate administrative processing requirements or to comply with HCFA requirements.  BLUE CROSS shall be entitled to a refund of Capitation payments made for any Member who retroactively cancels or who is retroactively cancelled.  BLUE CROSS will attempt to discourage retroactively adding any Member after the applicable billing is reconciled.  In the event BLUE CROSS finds it necessary to assign a new Member to PARTICIPATING MEDICAL GROUP, Capitation payment for that Member shall be made, and PARTICIPATING MEDICAL GROUP agrees to be responsible for all Covered Medical Services due that Member under the terms of the Member’s Benefit Agreement which were provided or arranged by PARTICIPATING MEDICAL GROUP, from the date the Member was assigned.

D.  In the event care is provided to an ineligible person, based on an erroneous or delayed Eligibility Report, PARTICIPATING MEDICAL GROUP shall bill Medicare directly for services rendered.  If a Member presents a BLUE CROSS SENIOR SECURE identification card, receives covered services and is then determined not to be eligible for Medicare, BLUE CROSS will guarantee payment according to the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region or the actual billed amount or the Medicare Allowed Amount, whichever is less, on the condition that PARTICIPATING MEDICAL GROUP shall supply BLUE CROSS with evidence that PARTICIPATING MEDICAL GROUP has unsuccessfully sought payment for all or a portion of the charges from the ineligible person, or the person having legal responsibility for the ineligible person, through two billing cycles, or through a period of sixty (60) days, whichever is greater.  The obligations of BLUE CROSS under this Subsection D shall be subject to the (1) exercise of prudent judgment by PARTICIPATING MEDICAL GROUP, evidenced by reasonable efforts to contact BLUE CROSS for verification of eligibility of each Member prior to providing or arranging Covered Medical Services, (2) submission to BLUE CROSS of both the claim and evidence of its unsuccessful collection efforts within twelve (12) months of the date of service.  In the event payment is made to PARTICIPATING MEDICAL GROUP by BLUE CROSS, pursuant to this Section, PARTICIPATING MEDICAL GROUP shall have no further right to and shall not attempt to collect any additional payment from the Member for said services.

VII.          COMPENSATION TO PARTICIPATING MEDICAL GROUP

7.01    Exhibit E sets forth Capitation payments for new and renewing business.  The applicable Capitation payment for each Member assigned to PARTICIPATING MEDICAL GROUP shall be paid monthly, prorated in accordance with Member eligibility.

Such Capitation payment shall be adjusted for Member Benefit Agreement in accordance with plan relativities that have been developed by BLUE CROSS and based on benefit levels reflecting actuarial assumptions and BLUE CROSS’ utilization experience.  BLUE CROSS reserves the right to adjust such relativity factors, upon contract renewal, based upon BLUE CROSS’ experience.

7.02    Capitation shall be paid in consideration for providing Capitation Services and arranging Non-Capitated Services for each Member assigned to PARTICIPATING MEDICAL GROUP, and in consideration for all Capitation Services arranged through referral of Members by PARTICIPATING MEDICAL GROUP.  The Capitation payment shall be made by the tenth (10) of each month or within two (2) days following receipt of payment from HCFA, whichever occurs later, and shall be computed on the basis of the most current information available from HCFA.  In the event that an error is made in the computation of the Capitation payment, or HCFA determinations result in an overpayment or underpayment to PARTICIPATING MEDICAL GROUP, BLUE CROSS reserves the right to adjust subsequent Capitation payments to PARTICIPATING MEDICAL GROUP to offset such overpayment or underpayment.

Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation amount payable, including retroactivity and identifies those Members whose retroactivity had a financial impact on the total Capitation payment.  A complete listing of Members that are eligible for Covered Medical Services is provided in the monthly Eligibility Report, as set forth in Article VI.

7.03    PARTICIPATING MEDICAL GROUP agrees to look solely to BLUE CROSS for payment for Capitation Services subject only to

A.  The order of benefit determination provisions set forth in Title 10 of the California Code of Regulations, Section 1300.67.13 for Coordination of Benefits, and

B.   The relevant copayment provisions of the Member’s Benefit Agreement, and as described in relevant provisions in Subsection 4.09(A),

7.04    PARTICIPATING MEDICAL GROUP agrees that the only charges for which a Member may be liable and be billed by PARTICIPATING MEDICAL GROUP shall be:

A.  Services not covered under the Member’s Benefit Agreement, and

B.   Co-payments, deductibles or co-insurance payable directly to PARTICIPATING MEDICAL GROUP under the terms of the Member’s Benefit Agreement.

7.05    PARTICIPATING MEDICAL GROUP agrees that in no event shall any allowable co-payment or reimbursement amount, or sum thereof, due PARTICIPATING MEDICAL GROUP, exceed the cost to PARTICIPATING MEDICAL GROUP of providing the service or item which was billed.

7.06    Except as otherwise provided herein, PARTICIPATING MEDICAL GROUP shall accept the payments specified in this Agreement as payment in full for all Covered Medical Services provided or arranged for Members during each month for which such payments are to be received by PARTICIPATING MEDICAL GROUP from BLUE CROSS.  In the event BLUE CROSS fails to make any payments to PARTICIPATING MEDICAL GROUP as provided herein, whether from BLUE CROSS’ insolvency or otherwise, BLUE CROSS SENIOR SECURE Members shall not be liable to PARTICIPATING MEDICAL GROUP or its PARTICIPATING MEDICAL GROUP Physicians under any circumstances for Covered Medical Services.

Surcharges for Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP Physicians are prohibited, upon notice of the existence of any such surcharge, BLUE CROSS will take appropriate action consistent with the terms of this Agreement to eliminate surcharges.

7.07    In the event a referral provider has not been reimbursed for authorized Referral Services or that any other provider has not been reimbursed by PARTICIPATING MEDICAL GROUP as required under their agreement for services provided to Members, as set forth in Section 4.09(E), then, after notice, BLUE CROSS shall have the option to pay a clean and uncontested claim and deduct such payment (including any interest payable at the applicable rate set forth in Title 31 of the United States Code Section 3902(a)), plus an administrative charge equal to ten percent (10%) of the claim amount, from any money due from BLUE CROSS to PARTICIPATING MEDICAL GROUP.  If a total of five (5) or more instances occur where any provider associated with PARTICIPATING MEDICAL GROUP bills a Member in violation of this Agreement during any calendar year, BLUE CROSS may, in its sole discretion, suspend the assignment of new Members to PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP has rectified the problem to BLUE CROSS’ satisfaction.

7.08    PARTICIPATING MEDICAL GROUP agrees to continue to provide or arrange for all Covered Medical Services and benefits to any Member, or former Member, who is eligible for coverage under the Extension of Benefits provision of the Benefit Agreements, in exchange for the then current Capitation payment amount per Member per month of the Benefit Agreement type under which the Member is, or was, enrolled.

7.09    For those transplant Capitation Services including without limitation, bone marrow/stem cell and solid organ for which PARTICIPATING MEDICAL GROUP is financially responsible, PARTICIPATING MEDICAL GROUP shall pay for such services at the appropriate rate negotiated by BLUE CROSS for transplant services or at the rate negotiated by PARTICIPATING MEDICAL GROUP.  If such payment has been made by BLUE CROSS, PARTICIPATING MEDICAL GROUP shall remit payment to BLUE CROSS within forty-five (45) days of BLUE CROSS’ written request or BLUE CROSS may adjust subsequent capitation payments to offset such payment amount.

7.10    Any amount paid by BLUE CROSS to PARTICIPATING MEDICAL GROUP under this Agreement or any other agreement between BLUE CROSS and PARTICIPATING MEDICAL GROUP determined subsequently by BLUE CROSS to have been an overpayment will be considered indebtedness of PARTICIPATING MEDICAL GROUP to BLUE CROSS.  BLUE CROSS shall have a first lien in the amount of such indebtedness and may, at its sole option, recover such indebtedness by: (i) deducting from and setting off any amount or amounts due and payable from BLUE CROSS to PARTICIPATING MEDICAL GROUP at any time under this Agreement or any other agreement between BLUE CROSS and PARTICIPATING MEDICAL GROUP, or for any reason, an amount or amounts equal to such indebtedness of PARTICIPATING MEDICAL GROUP; and/or (ii) requesting a refund from PARTICIPATING MEDICAL GROUP.

VIII.        ENROLLMENT PROTECTION

8.01    Enrollment Protection is a program designed to limit PARTICIPATING MEDICAL GROUP’s liability for Capitation Services expense.  If elected by PARTICIPATING MEDICAL GROUP as set forth below, PARTICIPATING MEDICAL GROUP’s cost for Enrollment Protection shall be that percentage of the monthly HCFA payment designated in Exhibit E.

8.02    If PARTICIPATING MEDICAL GROUP has more than one thousand (1,000) but less than or equal to ten thousand (10,000) Members and other patients for whom PARTICIPATING MEDICAL GROUP has accepted a financial risk arrangement comparable to the one in this Agreement, as set forth in 42 C.F.R Part 417, at the beginning of the calendar year, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first ten thousand dollars ($10,000) of

Capitation Services expenses which have been incurred by PARTICIPATING MEDICAL GROUP for that Member.

If PARTICIPATING MEDICAL GROUP has more than ten thousand (10,000) Members and other patients for whom PARTICIPATING MEDICAL GROUP has accepted a financial risk arrangement comparable to the one in this Agreement, as set forth in 42 C.F.R. Part 417, at the beginning of the calendar year, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first twenty-five thousand dollars ($25,000) of Capitation Services expenses which have been incurred by PARTICIPATING MEDICAL GROUP for that Member.

PARTICIPATING MEDICAL GROUP may elect not to participate in the Enrollment Protection program described in this Article VIII.  In such event, PARTICIPATING MEDICAL GROUP shall be solely responsible for all expenses related to Capitation Services and shall maintain, at its sole expense, adequate stop loss insurance coverage for all expense related to Capitation Services which are incurred under this Agreement.  Upon request, PARTICIPATING MEDICAL GROUP shall provide BLUE CROSS with evidence of its stop loss insurance policy with a carrier acceptable to BLUE CROSS or its self insurance program acceptable to BLUE CROSS.

PARTICIPATING MEDICAL GROUP agrees to accept risk under either Subsection A or Subsection B as indicated below:

A.  PARTICIPATING MEDICAL GROUP agrees to participate in the Enrollment Protection program as set forth in this Article VIII.

B.   PARTICIPATING MEDICAL GROUP, at its sole expense, agrees to obtain and maintain stop loss insurance for all expenses incurred under this Agreement in amounts acceptable to BLUE CROSS.

PARTICIPATING MEDICAL GROUP hereby elects to accept risk pursuant to Section 8.02:

(check one) A.  ☐ B.  ☒

8.03    The total expenses of PARTICIPATING MEDICAL GROUP for Capitation Services rendered to any single Member during the calendar year shall be calculated based on the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region, or the Medicare Allowed Amount, or the billed amount, whichever is less.  In the event the foregoing calculation for any given procedure results in a figure greater than the actual cost of the procedure as billed by a third party then the actual cost for that procedure shall be deemed to be the amount actually paid by PARTICIPATING MEDICAL GROUP.

8.04    Expenses in connection with the following services shall not be included as Capitation Services expenses incurred by PARTICIPATING MEDICAL GROUP in reaching the Enrollment Protection level:

A.  Services rendered in connection with workers’ compensation cases.

B.   Services for which payment is obtained from third-party sources.

C.   Services for which payment is obtained from BLUE CROSS through any coverage other than BLUE CROSS SENIOR SECURE.

All co-payments applicable to Capitation Services rendered to Members shall be subtracted from Capitation Services expenses.  When the PARTICIPATING MEDICAL GROUP is capitated by two coverages for one Member, the PARTICIPATING MEDICAL GROUP agrees to coordinate all related co-payments under the coordination of benefits rules in the Member’s Benefit Agreement.

8.05    PARTICIPATING MEDICAL GROUP shall maintain records necessary to evidence having reached the Enrollment Protection level.  After reaching the Enrollment Protection level with regard to any BLUE CROSS SENIOR SECURE Member, during the remainder of the calendar year PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for one hundred percent (100%) of services rendered, or provided, to that Member by PARTICIPATING MEDICAL GROUP, calculated in accordance with Subsections 8.02, 8.03 and 8 04.  Reimbursement to PARTICIPATING MEDICAL GROUP for Enrollment Protection shall be made by BLUE CROSS in accordance with the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region, or the Medicare Allowed Amount, or the billed amount, whichever is less, on a monthly basis, within sixty (60) days of submission of complete and accurate documentation by PARTICIPATING MEDICAL GROUP.  Services not set forth in the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region shall be reimbursed by BLUE CROSS at the charges paid by PARTICIPATING MEDICAL GROUP or the Medicare Allowed Amount, whichever is less.

8.06    PARTICIPATING MEDICAL GROUP and BLUE CROSS acknowledge and agree that PARTICIPATING MEDICAL GROUP limitations of liability as set forth in this Article VIII shall be conditioned upon submission of clean undisputed claims to BLUE CROSS no later than twelve (12) months after the date of the service rendered to Members.  Any claims under the Enrollment Protection program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the financial responsibility of PARTICIPATING MEDICAL GROUP if a clean undisputed claim is not submitted within twelve (12) months of the date of service.  For the purpose of this Agreement, a clean claim shall mean a claim that meets all BLUE CROSS and HCFA requirements with respect to back-up information.

IX.           NON-CAPITATED SERVICES

9.01    Non-Capitated Services, as defined in this Article, shall include Covered Medical Services, as set forth in the applicable Benefit Agreement and as authorized or referred by PARTICIPATING MEDICAL GROUP.  The Covered Services encompassed in Non-Capitated Services are delineated in Exhibit A(1) and include, but are not limited to:

A   Inpatient Hospital Services (exclusive of professional charges).

B.   Outpatient Hospital Services (exclusive of professional charges).

C    Hemodialysis Services (exclusive of professional charges).

D.  In-Area Emergency Room Facility Services (exclusive of professional charges).

E.   Skilled Nursing Facility Services.

F.   Home Health Services.

G.   Alternative Birthing Center Services (exclusive of professional charges).

H.  Outpatient Prescription Drug Expenses.

I.    Ten percent (10%) of expenses related to Out-of-Area Services (Facility and Professional Expenses).

J.    Durable Medical Equipment and prosthetic devices.

K.  *** of the average wholesale price (AWP) related to Chemotherapy Drugs (intravenously administered) and Injectable Medications administered during visit at the physician’s office (exclusive of take-home insulin).

L.   *** of expenses related to Urgently Needed Services (see Section 2.65; the Member must be temporarily absent from PARTICIPATING MEDICAL GROUP’s Service Area).

M. *** of the average wholesale price (AWP) related to Immunosuppressive Drugs.

9.02    Billing for Non-Capitated Services shall be as follows:

A.  The provider of Non-Capitated Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within sixty (60) days, for contracted providers, or within thirty (30) days for non-contracted providers, following receipt of a clean, undisputed claim accompanied by an authorization from PARTICIPATING MEDICAL GROUP; or,

B.   The provider of Non-Capitated Services may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for reimbursement.  BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP within sixty (60) days, for contracted providers, or within thirty (30) days for non-contracted providers, following BLUE CROSS’ receipt of a clean undisputed claim from PARTICIPATING MEDICAL GROUP, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service.  This section shall only apply for the following Non-Capitated Services: DME, prosthetics, injectable medications (including chemotherapy drugs and infused substances) and immunosuppressive drugs.

In either case described above, BLUE CROSS shall pay contracting providers at the lesser of the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement Fee Schedule for the appropriate region, the Medicare Allowed Amount, or the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay at the lesser of: the Medicare Allowed Amount, actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable charges, or the rate arranged for by a BLUE CROSS SENIOR SECURE Case Manager.

9.03    Case Management Stop-Loss Threshold

A.  The Case Management Program is a program in which a Member’s medical needs are assessed by PARTICIPATING MEDICAL GROUP in conjunction with a BLUE CROSS SENIOR SECURE Case Manager to explore and coordinate treatment alternatives.  PARTICIPATING MEDICAL GROUP shall notify the BLUE CROSS SENIOR SECURE Case Manager prior to the Member achieving the applicable Case Management Stop-Loss Threshold, as described below.

B.   The Case Management Stop-Loss Threshold for an individual Member shall be *** of Non-Capitated Expenses, exclusive of Outpatient Prescription Drug Expenses.

C.   Authorized expenses for Member’s Non-Capitated Services, up to the Case Management Stop-Loss Threshold specified above will be accrued toward PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.  Additionally, *** of expenses between the applicable Case Management Stop-loss Threshold and *** incurred by an individual Member will be accrued toward PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.  Non-Capitated

expenses greater than *** for any individual Member will not be included in PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.

D.  The Case Management Stop-loss Thresholds described above will apply to Members whose treatment includes transplants (solid organ and bone marrow/stem cell), except in those cases where PARTICIPATING MEDICAL GROUP fails to notify BLUE CROSS, as described in Section 4.02(F).  When PARTICIPATING MEDICAL GROUP fails to provide such notice, all of that Member’s Non-Capitated Expenses will be included in PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.

9.04    Calculating PARTICIPATING MEDICAL GROUP Non-Capitated Expenses

Non-Capitated Expenses shall include expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as authorized or referred by the PARTICIPATING MEDICAL GROUP.  Expenses above the Case Management Stop-Loss Threshold, as set forth in Section 9.03, and expenses incurred under benefit riders to BLUE CROSS SENIOR SECURE are excluded from Non-Capitated Expenses credited to PARTICIPATING MEDICAL GROUP for purposes of determining the Non-Capitated Performance Settlement.  BLUE CROSS shall calculate Non-Capitated Expenses based on the actual expense incurred by BLUE CROSS in providing Non-Capitated Services to eligible Members.

BLUE CROSS shall accrue Non-Capitated Expenses by each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through one hundred twenty (120) days (April 30) after year-end.  Beginning in year two (2) of this Agreement, any claims received after calculation of the final Non-Capitated Performance Settlement will be charged to the following year’s Non-Capitated Expenses.  Any Non-Capitated Service admissions, including but not limited to, inpatient hospital, skilled nursing facility, hospice and alternative birthing center admissions that occur in one calendar year and extend into the next year shall accrue to the year the admission occurred.  Notwithstanding the aforementioned, any claims for Non-Capitated Services (as defined in the Senior Secure Medical Services Agreement in effect for years prior to the Initial Term of this Agreement) paid after the April 30th immediately following the effective date hereof will be charged to the Non-Capitated Expense for the first calendar year of this Agreement.

PARTICIPATING MEDICAL GROUP’s Percent Non-Capitated Expense for medical services is adjusted to account for PARTICIPATING MEDICAL GROUP’s Plan Factor and Region Factor, which adjustment Factors shall be mutually agreed to by the parties, to make PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses comparable to the Non-Capitated Performance Settlement Schedule, as set forth in Exhibit F.  The Outpatient Prescription Drug Expense shall include only those amounts paid by BLUE CROSS to pharmacies or pharmacists to provide covered outpatient prescription drugs to Members assigned to PARTICIPATING MEDICAL GROUP.  Any rebates or other similar arrangements between BLUE CROSS and manufacturers/vendors shall not be considered in determining the Outpatient Prescription Drug Expense.  The PARTICIPATING MEDICAL GROUP’s Outpatient Prescription Drug Expense shall not be adjusted to account for the PARTICIPATING MEDICAL GROUP’s Plan Factor.

Within forty-five (45) working days after April 30, BLUE CROSS will develop Plan Factors to reflect the PARTICIPATING MEDICAL GROUP’s plan mix for the calendar year.

BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with quarterly reports advising it of its Non-Capitated Expenses.

9.05    Non-Capitated Performance Settlement Schedule

Non-Capitated Performance Settlement Schedule shall mean a schedule that will be the basis for determining the Non-Capitated Performance Settlement.  This schedule presents BLUE CROSS’ expected Non-Capitated Expenses.  Exhibit F sets forth the Non-Capitated Performance Settlement Schedule

9.06    Calculating the Non-Capitated Performance Settlement

The Non-Capitated Performance Settlement shall be calculated in accordance with Exhibit F.

Notwithstanding the provisions of Exhibit F, in the event this Agreement is terminated, BLUE CROSS shall calculate the Non-Capitated Performance Settlement in accordance with Exhibit F and shall pay PARTICIPATING MEDICAL GROUP a preliminary Non-Capitated Performance Settlement equal to *** of any amount due PARTICIPATING MEDICAL GROUP based upon this calculation.  Twelve (12) months following the calculation and payment of the preliminary Non-Capitated Performance Settlement, BLUE CROSS shall calculate a final Non-Capitated Performance Settlement in accordance with Exhibit F and shall pay any amount due PARTICIPATING MEDICAL GROUP, less any amounts paid at the time of preliminary Non-Capitated Performance Settlement.  In the event monies paid PARTICIPATING MEDICAL GROUP at the time of the preliminary Non-Capitated Performance Settlement exceed the final Non-Capitated Performance Settlement, PARTICIPATING MEDICAL GROUP shall reimburse BLUE CROSS any amounts owed within forty-five (45) working days of notification from BLUE CROSS.

X.            BILLING FOR MEDICARE BLUE USA AWAY FROM HOME CARE SERVICES

10.01  PARTICIPATING MEDICAL GROUP agrees to provide Urgent Blue Care.  Follow-Up Care and Guest Program services as listed in Exhibit G of this Agreement, as Host HMO to out-of-state members of MEDICARE BLUE USA Participating Plans, when such care is prearranged by BLUE CROSS.

All Urgent Blue Care, Follow-Up Care and Guest Program services provided or arranged by PARTICIPATING MEDICAL GROUP or Satellite Facilities, rendered to members of MEDICARE BLUE USA Participating Plans, shall be paid by BLUE CROSS.  For such services PARTICIPATING MEDICAL GROUP provides directly to members of MEDICARE BLUE USA Participating Plans, BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP at PARTICIPATING MEDICAL GROUP’s invoiced amount, not to exceed reimbursement in accordance with the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region.  For referral services, PARTICIPATING MEDICAL GROUP shall instruct providers of referral services to bill BLUE CROSS directly or, such providers may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall be reimbursed by BLUE CROSS.  In all cases, PARTICIPATING MEDICAL GROUP or provider of referral services shall note on the claim that services were rendered to a member of a MEDICARE BLUE USA Participating Plan.  Neither PARTICIPATING MEDICAL GROUP nor provider of referral services shall bill members of MEDICARE BLUE USA Participating Plans.

10.02  BLUE CROSS agrees to pay PARTICIPATING MEDICAL GROUP within sixty (60) days of receipt of a completed professional services claim form for covered and appropriately authorized services rendered to members of MEDICARE BLUE USA Participating Plans under the Away From Home Care Program.  Any claim under the MEDICARE BLUE USA Away From Home Care Program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the responsibility of PARTICIPATING MEDICAL GROUP if such claim is not submitted to BLUE CROSS within twelve (12) months of the date of service.

PARTICIPATING MEDICAL GROUP will not receive Capitation for a Member assigned to PARTICIPATING MEDICAL GROUP while such Member participates in the MEDICARE BLUE USA Guest Program.

Urgent Blue Care services provided by out-of-state Host HMOs to Members assigned to PARTICIPATING MEDICAL GROUP shall be considered Risk Fund Services, in accordance with Exhibit A(1) of the Agreement.

Payments made by BLUE CROSS on behalf of PARTICIPATING MEDICAL GROUP for such Professional Services provided to any Member enrolled in the MEDICARE BLUE USA Follow-Up Care program will be offset against PARTICIPATING MEDICAL GROUP’s monthly Capitation payment for such Member in an amount not to exceed seventy-five percent (75%) of the average monthly Capitation payment for such Member for each month, or portion thereof, that the Member receives Follow-Up Care services.

XI.          TERM OF AGREEMENT, TERMINATION

11.01  This Agreement shall be in effect from the date noted on page 1 through December 31, 2002 (the “Initial Term”).  Unless written notice of intent not to renew or of intent to modify this Agreement is provided at least one hundred twenty (120) days prior to completion of the Initial Term or any subsequent renewal period, this Agreement shall renew upon the same terms and conditions for consecutive one year periods each year thereafter.

11.02  In the event this Agreement is terminated, PARTICIPATING MEDICAL GROUP agrees to continue to provide Capitation Services and to arrange Non-Capitated Services for all Members assigned to PARTICIPATING MEDICAL GROUP, including any Members who become eligible during the notice period set forth in Section 11.01 above; and to provide these services consistent with the terms and conditions of the applicable Benefit Agreements until (a) the services being rendered to that Member are completed or reasonable and medically appropriate provision is made for the assumption of such services by another contracting provider or (b) in the case of hospital inpatients, those Members are discharged, but in no event later than the annual anniversary dates of the Benefit Agreements of Members assigned to PARTICIPATING MEDICAL GROUP.  The foregoing anniversary date limitation shall not apply with respect to the continuation of those services required under Section 1373.96 of the California Health and Safety Code.  In such cases, Capitation Services rendered to Members shall be compensated at the rate of the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region, the Medicare Allowed Amount or actual billed charges, whichever is less.

In the event this Agreement is terminated, any and all outstanding deficits owed to BLUE CROSS under this Agreement, including without limitation, any deficit under Exhibit F, shall be immediately due and payable, and BLUE CROSS may offset the entire such deficit against any and all amounts then due or thereafter due to PARTICIPATING MEDICAL GROUP under this Agreement or any other agreement with PARTICIPATING MEDICAL GROUP.

In the event this Agreement is terminated, BLUE CROSS shall have the right but not the obligation to directly pay any bills for expenses for Covered Medical Services, including Referral Services, rendered to Members assigned to PARTICIPATING MEDICAL GROUP which remain outstanding on the date of termination.  BLUE CROSS shall immediately be notified in writing of all such outstanding bills for Covered Medical Services, including Referral Services, and BLUE CROSS shall have the right to set off the amount of such payments against any amount due PARTICIPATING MEDICAL GROUP for Capitation and Non-Capitated Services pursuant to Article IX, or any other payments due PARTICIPATING MEDICAL GROUP.

The right to set off such payments against any amounts due under this Agreement shall be in addition to any other rights BLUE CROSS may have under this Agreement, or in law or in equity.

11.03  Termination of this Agreement shall not affect any rights or obligations hereunder which shall have previously accrued, or shall thereafter arise, with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

11.04  In the event of a material breach of this Agreement the party claiming the breach shall give written notice to the other, with registered or certified mail.  The notice shall specify the breach with as much detail as possible.  The party receiving the notice shall then have thirty (30) days to cure the breach.  If the breach is not cured to the satisfaction of the complaining party within thirty (30) days after the notice is received by the other party, this Agreement shall terminate at the end of the thirtieth (30) day or, if the breach is by PARTICIPATING MEDICAL GROUP, or by the hospital named in Section 4.01 (O) under its BLUE CROSS SENIOR SECURE Medicare+Choice Hospital Services Agreement, BLUE CROSS may in the alternative freeze enrollment of PARTICIPATING MEDICAL GROUP and/or withhold fifteen percent (15%) of the Capitation until such breach is cured to BLUE CROSS’ satisfaction.

11.05  This Agreement supersedes and replaces any prior BLUE CROSS SENIOR SECURE Medical Service Agreement(s) between BLUE CROSS and PARTICIPATING MEDICAL GROUP in effect on or prior to the date on Page 1 of this Agreement and shall apply to all Covered Medical Services, including Capitation Services and Non-Capitated Services, provided to or arranged for Members during the term of this Agreement, including those Members who are hospital inpatients at the commencement of the Initial Term.

XII.         MUTUAL AGREEMENT - AMENDMENT PROCEDURES

12.01  BLUE CROSS and PARTICIPATING MEDICAL GROUP may amend this Agreement by mutual written agreement, provided that no such amendment shall affect the rights or duties of Members under the applicable Benefit Agreement(s) or conflict with state or federal laws or regulations.

12.02  In the event that either party to this Agreement, pursuant to express authority under any Article hereof, wishes to request that a mutual agreement be arrived at to amend the terms of this Agreement, that party shall:

A.  Notify the other in writing of desired changes together with a statement of the reason(s) for the changes.

B.   Upon notification, the other party shall within thirty (30) days of receipt of request, respond in writing to the party that initiated the request for amendment.

C.   Upon mutual agreement, an appropriate amendment will be drafted, executed by both parties, and attached to and incorporated in this Agreement.

XIII.        ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

13.01  PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement.

13.02  Any problem or dispute arising under this Agreement and/or concerning the terms of this Agreement that is not satisfactorily resolved under Section 13.01 shall be arbitrated.  The arbitration shall be initiated by either party making a written demand for arbitration on the other party.  Arbitration shall be conducted by the American Arbitration Association (AAA) under the Commercial Rules of the AAA.  The arbitration shall also be subject to California Code of Civil Procedure.  Title Nine, Section 1280, et.seq., unless otherwise mutually agreed.  The parties agree that the decision of the arbitrator shall be final and binding as to each of them, except to the extent that California and Federal law provide for the review of arbitration proceedings.  BLUE

CROSS waives any right to pursue, on a class basis, any such problem or dispute against PARTICIPATING MEDICAL GROUP, and PARTICIPATING MEDICAL GROUP waives any right to pursue, on a class basis, any such problem or dispute against BLUE CROSS.  Issues as to whether malpractice was committed by a physician shall not be subject to arbitration by the AAA unless otherwise agreed in writing by the parties and the AAA.

13.03  Arbitration Fee.  In all cases submitted to AAA, the parties agree to share equally the AAA administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator.  The administrative fee shall be advanced by the initiating party subject to final apportionment by the arbitrator in the award.

13.04  Enforcement of Award.  The parties agree that the arbitrator’s award may be enforced in any court having jurisdiction thereof by the filing of a petition to enforce said award.  Costs of filing may be recovered by the party that initiates the action to have an award enforced.

13.05  Alternative Dispute Settlement Techniques.  Should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques, such as mediation or fact-finding, a joint request for such services may be made to the AAA, or the parties may initiate such other procedures as they may mutually agree upon.

13.06  Limitation.  Nothing contained herein is intended to create, nor shall it be construed to create, any right of any Member to independently initiate the arbitration procedure established in this Article.  This limitation shall not prevent BLUE CROSS from initiating such procedures as the representative of its Members, or PARTICIPATING MEDICAL GROUP from initiating such procedures on behalf of Members for whom they have assumed responsibility for the provision of Capitation Services and for arranging Non-Capitated Services, provided that in any such case BLUE CROSS or PARTICIPATING MEDICAL GROUP, respectively, shall be considered the initiating party for the purposes of Section 13.02 hereof.

13.07  Each party hereto agrees to notify the other at the earliest reasonable time in the event of any dispute which may be arbitrated, and in the event either party becomes aware of facts or circumstances which indicate a reasonable possibility of litigation with any third person or entity, and which are relevant to any rights, obligations, or other responsibilities under this Agreement.

XIV.        MEMBER RECONSIDERATION AND GRIEVANCE PROCESS

14.01  BLUE CROSS shall have primary responsibility for establishing and administering the BLUE CROSS Member Grievance Procedures and the Medicare Reconsideration and Appeals Process both of which are described in the Operations Manual.

14.02  PARTICIPATING MEDICAL GROUP agrees to cooperate with BLUE CROSS in resolving all Member grievances relating to the provision of medical services in accordance with the grievance procedures established by BLUE CROSS in compliance with HCFA requirements, including without limitation, providing BLUE CROSS with information so BLUE CROSS can respond to a grievance and/or with copies of the pertinent medical records within ten (10) days from the date of each such request.

14.03  In the event a Member wishes to pursue a grievance related to the provision of Covered Medical Services, PARTICIPATING MEDICAL GROUP shall advise the Member to contact BLUE CROSS.  PARTICIPATING MEDICAL GROUP shall forward to BLUE CROSS any written grievances or complaints it receives from Members within two (2) working days of receipt.

14.04  PARTICIPATING MEDICAL GROUP agrees to cooperate with BLUE CROSS in processing reconsiderations in accordance with the Operations Manual and through the standard and expedited process, including and without limitation providing BLUE CROSS with the required information within ten (10) days for standard appeals and within twenty-four (24) hours for expedited review as set forth by the criteria determined by BLUE CROSS.

XV.         MISCELLANEOUS PROVISIONS

15.01       Assignment.  No assignment of the rights and duties or obligations of this Agreement shall be made by PARTICIPATING MEDICAL GROUP, without the express written agreement approval of a duly authorized representative of BLUE CROSS.  Any attempted assignment in violation of this provision shall be void as to BLUE CROSS.  Subject to the aforementioned, the provisions of this Agreement and obligations arising hereunder shall extend to and be binding upon the parties hereto and their respective successors and assigns and shall insure to the benefit of the parties hereto and their respective successors and assigns.

15.02       Marketing, Advertising and Publicity.  BLUE CROSS shall have the right to use the name of PARTICIPATING MEDICAL GROUP for purposes of informing Members and prospective Members of the identity of PARTICIPATING MEDICAL GROUP.

Except as provided above, BLUE CROSS and PARTICIPATING MEDICAL GROUP each reserve the right to control the use of their respective names and all symbols, trademarks or service marks presently existing, or later established.  In addition, except as provided above, neither BLUE CROSS nor PARTICIPATING MEDICAL GROUP shall use the other party’s name, symbols, trademarks or service marks in advertising or promotional materials, or otherwise, without the prior written consent of that party, and shall cease any such usage immediately upon written notice of the party, or on termination of this Agreement, whichever first occurs.  Any prohibition, restriction or limitation on advertising hereunder shall comply with the requirements of the Knox-Keene Act, including Health and Safety Code Section 1395.5.

15.03       Sole Agreement.  This Agreement, with its Exhibits and Operations Manual, represents the entire agreement between the parties hereto and supersedes any and all prior or contemporaneous, written or oral agreements, representations or understandings.

15.04       Independent Contractors.  PARTICIPATING MEDICAL GROUP shall furnish care or other benefits to Members as an independent contractor, and BLUE CROSS shall not be liable for any claim or demand on account of damages arising out of, or in connection with, any injuries suffered by any Member while receiving care from, or care authorized by, PARTICIPATING MEDICAL GROUP or any of its PARTICIPATING MEDICAL GROUP Physicians.

15.05       Severability.  If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated as a result of such decision.

15.06       Notices.  Any notice which is required or permitted to be given pursuant to this Agreement shall be in writing and shall either be personally delivered, or sent by registered or certified mail, in the United States Postal Service, return receipt requested, postage prepaid, addressed to each party at its principal office or at the address provided in writing to the other.  Notices shall be effective when received.

15.07       Maximum Capacity.  The Maximum Capacity of PARTICIPATING MEDICAL GROUP during the term of this Agreement shall be *** Members.

15.08       Knox-Keene Act.  BLUE CROSS is subject to the requirements of the Knox-Keene Act and any provision required to be in this Agreement thereunder shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP, whether or not expressly provided in this Agreement.

15.09       Solicitation of Members.  The business relationship between BLUE CROSS and its Members, shall be deemed the property of BLUE CROSS.  Similarly, all lists of Members accepted by PARTICIPATING MEDICAL GROUP under the provisions of this Agreement shall be deemed the property of BLUE CROSS.  During the term of this Agreement or any renewal thereof, and for a period of one (1) year from the date of termination, PARTICIPATING MEDICAL GROUP agrees and will require its PARTICIPATING MEDICAL GROUP Physicians and all other contracted Health Professionals to agree, that they will not, within the service area of BLUE CROSS: (1) interfere with BLUE CROSS’ contract and/or property rights; (2) advise or counsel any Member or employer groups to disenroll from BLUE CROSS; (3) solicit such Member to become enrolled with any other health maintenance organization, preferred provider organization or any other similar hospitalization or medical payment plan or insurance company; or (4) disclose proprietary BLUE CROSS information.  This section shall not apply to general mailings unless the mailings specifically target BLUE CROSS Members and as long as the mailings do not violate the intent of this section.

15.10       Confidentiality.  PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to keep confidential, except as otherwise required by applicable law or this Agreement, the terms and conditions of this Agreement and any amendments thereto.  Violation of the above shall be deemed a material breach.

15.11       Waiver.  The waiver by either party of a failure to perform any covenant or condition set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other covenant or condition set forth in this Agreement.

15.12       Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be construed, interpreted, and enforced in accordance with, and governed by, the laws of the State of California, and the United States and all regulations promulgated pursuant thereto.  Any provisions required to be in this Agreement by any of the above Acts and regulations shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP whether or not expressly provided in this Agreement.

15.14       Exhibits.  All exhibits attached to this Agreement are incorporated herein by this reference.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP;
Professional Care IPA Medical Group, Inc.

Signature:	/s/ Barry Ford	Signature:	/s/ Rick Shinto

Name:	Barry Ford	Name:	Rick Shinto, MD

Title:	Vice President	Title:	MEDICAL DIRECTOR
Network Development & Management

Date:	11-1-99	Date:	10/28/99

EXHIBIT A

COVERED MEDICAL SERVICES

I.              Medical and Surgical Services

A.      Physician’s services at the:

(1)     Physician’s office; the Member shall pay any copayment directly to the physician for each such visit

(2)     Hospital or Skilled Nursing Facility

B.        Professional services of an anesthetist or anesthesiologist

C.        Diagnostic X-ray examinations

D.       Laboratory tests

E.         Radiation therapy in Physician’s office, including use of X-ray, radium, cobalt and other radioactive substances

F.         Professional services of other participating Health Professionals

G.        Professional services of a physician at the Member’s home when the Member is too ill or disabled to be seen during regular office hours.  The Member shall pay the amounts set forth in the Member’s Benefit Agreement to the physician for each such visit.

II.            Psychiatric Care Benefits

A.      Inpatient Visits

Physician’s hospital visits shall be limited as set forth in the Member’s Benefit Agreement during each calendar year and the Member shall pay the amounts set forth in the Member’s Benefit Agreement to the physician for each such visit.

B.        Outpatient Visits or Sessions

Outpatient care shall be provided for short-term evaluation of the Member’s condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician.  Charges and limitations as set forth in the Member’s Benefit Agreement.  This care shall not include visits for psychoanalysis.

III.           Covered Preventive Care Benefits

The following services shall be provided when performed by, authorized by, or deemed appropriate by the Member’s Primary Care Physician.  The Member shall pay any copayment listed in the Member’s Benefit Agreement directly to the physician for each service performed.

A.      Well baby care through age 2 years, including immunizations.

B.        Scheduled physical examinations as set forth in the Member’s Benefit Agreement.

C.        Pediatric and adult immunizations.

D.       Eye examinations

E.         Infertility studies for Members aged 18 or over.

A-1

F.         Ear examinations.

G.        Health education services as follows:

(1)     Health education services and education in the appropriate use of health services and in the contribution each Member can make to the maintenance of his/or her own health.

(2)     Instruction in personal health care measures.

(3)     Information about services provided, including recommendations on generally accepted medical standards for use and frequency of such services.

H.       Services such as pre- and post-hospitalization planning; referral to services provided through community health and social welfare agencies and related family counseling for the physical, emotional and economic impact of illness and disability.

I.            Allergy testing and administration of injections.

A-2

EXHIBIT A(1)
BLUE CROSS SENIOR SECURE

DIVISION OF FINANCIAL RESPONSIBILITIES

List of Benefits/Services	Capitation	Non- Capitated

ACUPUNCTURE	***	***

AIDS	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

ALLERGY TESTING & TREATMENT	***	***
Professional Component	***	***
Serums	***	***

AMBULANCE: Air or Ground	***	***
In-Area	***	***
Out-of-Area	***	***

AMNIOCENTESIS	***	***
Outpatient Facility Component	***	***
Professional Component	***	***

ANESTHETICS, Administration of	***	***

ARTIFICIAL EYE	***	***

ARTIFICIAL LIMBS (Prosthetic Device)	***	***

BIOFEEDBACK	***	***

BLOOD AND BLOOD PRODUCTS	***	***
From Blood Bank	***	***
Autologous Blood Donation	***	***

CHEMICAL DEPENDENCY REHABILITATION	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Facility Component	***	***
Outpatient Professional Component	***	***

*    As set forth in the applicable Benefit Agreement

*** All references to division of financial responsibilities have been deleted.

A(1)-1

List of Benefits/Services	Capitation	Non- Capitated

CHEMOTHERAPY DRUGS (intravenously administered)	***	***
Professional Component	***	***
Chemotherapy Drugs	***	***

* CHIROPRACTIC (Referred Service only)	***	***

CHOICES PLUS (Self-Referral Opt-out Benefit)	***	***

CIRCUMCISION	***	***

COLOSTOMY SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Dispensing	***	***
In Conjunction with Home Health	***	***

DENTAL SERVICES
(accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

DETOXIFICATION	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

* DIABETIC SUPPLIES	***	***

* DURABLE MEDICAL EQUIPMENT (DME)	***	***

EMERGENCY ADMISSIONS: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ADMISSIONS: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ROOM: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

***All references to the division of financial responsibilities have been deleted.

A(1)-2

List of Benefits/Services	Capitation	Non- Capitated

EMERGENCY ROOM: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMPLOYMENT PHYSICAL EXAMS	***	***

ENDOSCOPIC STUDIES	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***

EXPERIMENTAL PROCEDURES	***	***

FAMILY PLANNING SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

FETAL MONITORING	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

GENETIC TESTING	***	***

HEALTH EDUCATION	***	***

* HEALTH EVALUATIONS / PHYSICALS	***	***

HEARING AIDS	***	***

HEARING SCREENING	***	***

HEMODIALYSIS	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***

*** All references to the division of financial responsibilities have been deleted.

A(1)-3

List of Benefits/Services	Capitation	Non- Capitated

HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***

HOME HEALTH (including medications)	***	***

HOSPICE	***	***

HOSPITAL BASED PHYSICIANS	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Neurosurgery	***	***
Obstetrics / Gynecology	***	***
Orthopedic Surgery	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiology	***	***
Radiation Oncology	***	***
Urology	***	***

HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***
In-Area	***	***
Out-of-Area (Emergency)	***	***

*** All references to the division of financial responsibilities have been deleted.

A(1)-4

List of Benefits/Services	Capitation	Non- Capitated

IMMEDIATE CARE / URGENT CARE CENTER	***	***
In Area:	***	***
Facility Component	***	***
Professional Component	***	***

Out of Area:	***	***
Urgently Needed Services/Urgent Care	***	***

IMMUNIZATION SERUMS (Adult)	***	***

IMMUNOSUPRESSIVE DRUGS	***	***

INFANT APNEA MONITOR (DME)
(in conjunction with or concurrent with authorized inpatient admission)	***	***

OUTPATIENT INFANT APNEA MONITOR	***	***

* INFERTILITY(Diagnosis / Treatment)	***	***
* Inpatient Facility Component	***	***
* Professional Component	***	***

INFUSION THERAPY	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***
Infused Substances	***	***

INJECTABLE MEDICATIONS: Outpatient
(excluding take-home insulin)	***	***

LABORATORY SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

LITHOTRIPSY	***	***
Inpatient / Outpatient Hospital Facility Component	***	***
Professional Component	***	***

MAMMOGRAPHY	***	***
Technical Component	***	***
Professional Component	***	***

*    As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibilities have been deleted.

A(1)-5

List of Benefits/Services	Capitation	Non- Capitated

MENTAL HEALTH	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Professional Component	***	***

NUTRITIONIST / DIETICIAN	***	***

OBSTETRICAL SERVICES	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Diagnostic Services	***	***

OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***

ORGAN TRANSPLANTS (non-experimental)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***
Primary Care Physicians	***	***
Specialty Physicians	***	***

OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS	***	***
These services include, but are not limited to the following:
Angiograms	***	***
CAT Scan	***	***
2-D Echo	***	***
EEG	***	***
EKG (aka: ECG)	***	***
EMG	***	***
Holter Monitor	***	***
MRI	***	***
Treadmill	***	***
Ultrasound	***	***

*** All references to the division of financial responsibilities have been deleted.

A(1)-6

List of Benefits/Services	Capitation	Non- Capitated

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Obstetrics / Gynecology	***	***
Orthopedics	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology	***	***
Radiology	***	***
Urology	***	***

OUTPATIENT SURGERY	***	***
Facility Component	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
Neonatology	***	***
Neurology	***	***
Nephrology	***	***
Orthopedics	***	***
Pathology	***	***

*** All references to the division of financial responsibilities have been deleted.

A(1)-7

List of Benefits/Services	Capitation	Non- Capitated

OUTPATIENT SURGERY; Professional Component continued	***	***

Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology	***	***
Radiology	***	***
Surgery	***	***

PEDIATRIC SERVICES (newborn)	***	***

PHYSICAL THERAPY	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Inpatient / Outpatient Professional Component	***	***

PHYSICIAN VISITS	***	***
To Hospital	***	***
To Skilled Nursing Facility	***	***
To Patient Home	***	***

PHYSICIAN OFFICE VISITS	***	***
Consultations	***	***
Specialty Visits	***	***

PODIATRY SERVICES (Including Routine)	***	***

PREADMISSION TESTING	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Inpatient / Outpatient Professional Component	***	***

PRE-EXISTING PREGNANCY	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

*** All references to the division of financial responsibilities have been deleted.

A(1)-8

List of Benefits/Services	Capitation	Non- Capitated

PREGNANCY SERVICES	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

PROSTHETIC DEVICES	***	***

RADIATION THERAPY	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic Facility Component	***	***
Professional Component	***	***

RADIOLOGY SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

RECONSTRUCTIVE SURGERY	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

REFRACTIONS	***	***

REHABILITATION SERVICES
(Short Term: Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Outpatient Professional Component	***	***

ROUTINE PHYSICAL EXAMINATIONS	***	***

SKILLED NURSING FACILITY (SNF)	***	***

SPECIALIST CONSULTATIONS	***	***

*** All references to the division of financial responsibilities have been deleted.

A(1)-9

List of Benefits/Services	Capitation	Non- Capitated

SURGICAL SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Facility Component	***	***

TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***
Dental Treatment	***	***
Professional Component
(for the diagnosis and medically necessary correction)	***	***
Inpatient Facility Component	***	***

TRANSFUSIONS	***	***
From Blood Bank	***	***
Autologous Blood Donations	***	***

URGENT CARE / IMMEDIATE CARE CENTERS	***	***
In Area:	***	***
Facility Component	***	***
Professional Component	***	***

Out of Area:	***	***
Urgently Needed Services / Urgent Care	***	***

VISION SCREENING	***	***

VISION CARE	***	***
Medically Necessary Care	***	***
Refraction	***	***
Lenses / Frames (covered by optional rider)	***	***
Contact Lenses (after cataract surgery)	***	***

*** All references to the division of financial responsibilities have been deleted.

A(1)-10

EXHIBIT B

PARTICIPATING MEDICAL GROUP FACILITIES

B-1

EXHIBIT C

BLUE CROSS SENIOR SECURE HOSPITALS

C-1

EXHIBIT D

ADMINISTRATIVE RESPONSIBILITIES OF PARTICIPATING MEDICAL GROUP

This exhibit lists the areas in which PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physician will have administrative responsibility.  The extent and type of responsibility to be undertaken will be agreed upon by the PARTICIPATING MEDICAL GROUP and BLUE CROSS.

A.            PROFESSIONAL SERVICES ADMINISTRATION

Professional Services - Schedule, control, process and report encounter information

Outside Referrals - Control, process and report encounter information

Ancillary - Control, process and report encounter information

B.            INSTITUTIONAL SERVICES ADMINISTRATION

Preadmission certification process

Medical Review of claims

Length-of-stay (monitoring and control)

C.            UTILIZATION REVIEW

D.            PEER REVIEW, EDUCATION AND CREDENTIALING

E.             QUALITY MANAGEMENT

F.             GRIEVANCE PROCEDURE COMPLIANCE

G.            MONITOR AND REVISE SPECIALIST/OTHER REFERRAL CONTRACTS

H.            PATIENT EDUCATION

I.              CASE MANAGEMENT

J.             DATA COLLECTION AND REPORTING, as required by HCFA and described in the Operations Manual.

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EXHIBIT E

CAPITATION

A.                          For Members with both Medicare Part A and B coverage, BLUE CROSS shall make monthly Capitation payments to PARTICIPATING MEDICAL GROUP, based on the number Of BLUE CROSS SENIOR SECURE Members eligible to receive Capitation Services from PARTICIPATING MEDICAL GROUP as follows:

*** of the Monthly HCFA Payment less *** of the Monthly HCFA Payment as payment for Enrollment Protection, if elected by PARTICIPATING MEDICAL GROUP as set forth in Section 8.02 herein.

B.                            For Members that have Medicare Part B coverage only, and have purchased Part A coverage from BLUE CROSS, payment shall be made according to the following:

*** of the sum of the Monthly HCFA Payment applicable to Medicare Part B only Subscribers plus the Member Part A Premium.  In addition, *** of the sum of the Monthly HCFA Payment applicable to Medicare Part B only Subscribers plus the Member Part A Premium, shall be deducted for Enrollment Protection, if elected by PARTICIPATING MEDICAL GROUP as set forth in Section 8.02 herein.

C.                            The Capitation payment per Member per month will be increased or decreased to reflect the increases or decreases made by HCFA in the Monthly HCFA Payment

D.                           If PARTICIPATING MEDICAL GROUP elects to obtain Enrollment Protection for Capitation Services expense from other than BLUE CROSS, then evidence of coverage for limited liability for Capitated Services expense must be attached to this Exhibit E.

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EXHIBIT F

NON-CAPITATED PERFORMANCE SETTLEMENT SCHEDULE

A.           If PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses are less than *** of the Monthly HCFA Payment, BLUE CROSS shall pay PARTICIPATING MEDICAL GROUP *** of the difference, as the Non-Capitated Performance Settlement.

Within forty-five (45) working days after April 30, BLUE CROSS shall pay to PARTICIPATING MEDICAL GROUP the Non-Capitated Performance Settlement due to PARTICIPATING MEDICAL GROUP.

B.             If PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses exceed *** of the Monthly HCFA Payment, then PARTICIPATING MEDICAL GROUP shall owe BLUE CROSS *** the difference subject to the following provisions.

Notwithstanding the above. PARTICIPATING MEDICAL GROUP’s responsibility for any deficit under this Section will never exceed twenty percent (20%) of the capitation revenue received under this Agreement during the calendar year.  In the event PARTICIPATING MEDICAL GROUP becomes responsible for any such deficit.  BLUE CROSS will offset the amount of such deficit against future Capitation payments to PARTICIPATING MEDICAL GROUP.  Said offset shall not exceed twenty percent (20%) of any monthly Capitation payment paid by BLUE CROSS to PARTICIPATING MEDICAL GROUP hereunder until the entire deficit is satisfied.  At the time of each Non-Capitated Performance Settlement, BLUE CROSS shall review the PARTICIPATING MEDICAL GROUP’s ongoing financial capability to accept the potential *** downside risk for such Non-Capitated Expense.  In the event PARTICIPATING MEDICAL GROUP is not in a position to under take such risk, the parties shall mutually agree on an acceptable amount of such risk of less than *** for the next contract year.

** For the purposes of this Exhibit F, the “Monthly HCFA Payment” means, the Monthly HCFA Payment for each Subscriber, or a percent of the sum of the monthly Member Part A Premium plus the Monthly HCFA Payment applicable to Medicare Part B only Subscribers Payment.

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EXHIBIT G

MEDICARE BLUE USA - AWAY FROM HOME CARE
Program Description

Urgent Blue Care

Urgent Blue Care is a program that coordinates the provision of Urgently Needed Blue Care Services (i.e. , services required to prevent a serious deterioration of a member’s health while traveling resulting from an unforeseen illness or injury and the services cannot be delayed until the member returns to the Home HMO service area) while the member is away from home for periods of less than ninety (90) consecutive days and prearranged by BLUE CROSS.

Follow-Up Care

Follow-Up Care is medically necessary care that is pre-authorized by the member’s Home Primary Care Physician (PCP) to be provided out-of-area by a participating Host HMO provider.  Examples of appropriate Follow-Up Care are allergy shots, cast removal and chemotherapy injections.  These services are provided to the member at no cost at the time of service.  An important difference between Urgent Blue Care and Follow-Up Care is the origin of the illness or injury.  The Follow-Up Care benefit is intended to cover an illness or injury that originated in the Home HMO’s service area and is under the care of the member’s Home HMO PCP.  In contrast, Urgent Blue Care is for an unexpected illness or injury that originated in the Host service area.  Follow-Up Care services are subject to HCFA’s guidelines regarding the ninety (90) consecutive day temporary absence provisions.

Guest Program

The Guest Program is designed for members who intend to spend an extended period of time away from home (i e., outside of their Home HMO’s service area).  The Guest Program provides a temporary registration in a participating HMO from thirty days up to six months.  This entitles the member to a comprehensive set of member benefits and services, including the selection of a primary care physician (PCP).  Without this benefit, a member who is out-of-area for more than ninety (90) consecutive days would be disenrolled from the HMO.  If enrolled in the Guest Program, a beneficiary covered by a Medicare Blue USA HMO will be able to stay away from home for up to six consecutive months without being disenrolled and is entitled to comprehensive benefits in another Medicare Blue USA HMO service area.  These members will receive the full scope of Guest Program benefits as set forth in the Schedule of Guest Program Benefits in the Blue Cross Senior Secure Provider Operations Manual.  In addition, the member’s Home HMO must provide the member with information about how to access ancillary benefits (i.e. , benefits that the member has coverage for at home but that are not included in the Guest Program benefit package) when registered as a Guest at a participating HMO.

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EXHIBIT H

PARTICIPATING MEDICAL GROUP’S
DELEGATED ACTIVITIES

The following table indicates the delegated responsibilities of PARTICIPATING MEDICAL GROUP

Responsible Entity
Compliance Activity	Blue Cross	PMG
Processing Member Claims		X
Contractual Language		X
Utilization Management		X
Credentialing
Medical Records
Member Rights and Responsibilities	X	X

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